                                                                               .
                                                                               .
                                                                               .

                                                                     Exhibit 8.1

       LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2004

   1   Deutsche Bank Aktiengesellschaft, Frankfurt am Main
   2   Aegis Korea Yuhan Hosea, Seoul
   3   Affordable Housing I LLC, Wilmington
   4   Airport Club fur International Executives GmbH, Frankfurt
   5   Akademie Musiktheater Heute GmbH, Frankfurt
   6   Alfred Herrhausen Gesellschaft fur internationalen Dialog mit beschrankter Haftung, Frankfurt
   7   Alwa Gesellschaft fur Vermogensverwaltung mbH, Hamburg
   8   Alwa Gesellschaft fur Vermogensverwaltung mbH & Co. Grundstucksvermietung
          KG, Dusseldorf
   9   ARGFRAN Beteiligungs Aktiengesellschaft, Frankfurt
  10   Asel Limited, London
  11   AVETTA Beteiligungsgesellschaft mbH, Frankfurt
  12   B Investissements Societe par Actions Simplifiee, Paris
  13   B.V. Matura Handelmaatschappij, Amsterdam
  14   BAHO Beteiligungsgesellschaft mbH, Frankfurt
  15   Bankers Trust Argentina S.A., Buenos Aires
  16   Bankers Trust Immobilier SNC, Paris
  17   BAWU Beteiligungs Aktiengesellschaft, Frankfurt
  18   Bebek Varlik Yonetym A.S., Istanbul
  19   Beteiligungsgesellschaft fur Flugzeugleasing mit beschrankter
          Haftung, Frankfurt
  20   BIBO DRITTE Vermogensverwaltungsgesellschaft mbH, Eschborn
  21   BIBO ERSTE Vermogensverwaltungsgesellschaft mbH, Eschborn
  22   - DB ELAN GmbH, Eschborn
  23   - DODO Limited, Georgetown
  24   - GBB Beteiligungsgesellschaft mbH, Eschborn
  25   BIBO ZWEITE Vermogensverwaltungsgesellschaft mbH, Eschborn
  26   BRABU Beteiligungs Aktiengesellschaft, Frankfurt
  27   Brasil Media Exterior S.A., Butanta
  28   - Local Midia Exterior Ltda, Salvador
  29   - Local Publicidade Ltda., Cotia
  30   - Pintex Paineis e Cartazes Ltda., Sao Paulo
  31   - Publix Ltda., Sao Paulo
  32   - Veiculo Publicidade Ltda., Sao Paulo
  33   BT Nominees (Singapore) Pte. Ltd., Singapur
  34   3160343 Canada Inc., Toronto
  35   3613950 Canada, Inc., Toronto
  36   Capri GmbH & Co. KG, Frankfurt
  37   CARMAT Beteiligungsgesellschaft mbH, Frankfurt
  38   Castle Guard Ltd., Gibraltar
  39   Castle Isle Navigation Ltd., Limassol
  40   CETO Beteiligungs Aktiengesellschaft, Frankfurt
  41   Channel Nominees Limited, London
  42   China Recovery Fund LLC, Wilmington (Teilkonzern/Sub-group)
  43   - Cinda - DB NPL Securitization Trust 2003-1, Wilmington
  44   CITAN Beteiligungsgesellschaft mbH, Frankfurt
  45   - ELBI Funding GmbH, Frankfurt
  46   - Elmo Funding GmbH, Eschborn
  47   - Elmo Leasing Achte GmbH, Eschborn
  48   - Elmo Leasing Dritte GmbH, Eschborn
  49   - Elmo Leasing Erste GmbH, Eschborn
  50   - Elmo Leasing Fuenfte GmbH, Eschborn
  51   - Elmo Leasing Neunte GmbH, Eschborn
  52   - Elmo Leasing Sechste GmbH, Eschborn
  53   - Elmo Leasing Siebte GmbH, Eschborn
  54   - Elmo Leasing Vierte GmbH, Eschborn
  55   - Elmo Leasing Zehnte GmbH, Eschborn
  56   - Elmo Leasing Zweite GmbH, Eschborn
  57   Cousto Investments L.P., Wilmington
  58   Dahlbusch Projektentwicklungsgesellschaft Leipzig/Lindenau mbH, Frankfurt
  59   DAHOC Beteiligungsgesellschaft mbH, Frankfurt
  60   - Billboard Partners L.P., Georgetown
  61   - Comparar Holdings Ltd., Georgetown
  62   - DAHOC (UK) Limited, London
  63   - DB Capital Partners (Asia), L.P., Georgetown
  64   - DB Capital Partners Asia GP, Limited, Georgetown
  65   - DBCP Lux Newco S.a.r.l., Luxemburg
  66   - Outdoor Partners Ltd., Georgetown
  67   - Teledig Holdings Ltd., Georgetown
  68   Daland GmbH, Eschborn
  69   DASELLA Beteiligungsgesellschaft mbH, Frankfurt
  70   DB (Malaysia) Nominee (Asing) Sdn. Bhd., Kuala Lumpur
  71   DB (Malaysia) Nominee (Tempatan) Sdn. Bhd., Kuala Lumpur
  72   DB (Tip Top) Limited Partnership, Toronto
  73   DB Arbitrage Limited, London

  74   DB Asset Leasing Limited, London
  75   DB Capital Markets (Deutschland) GmbH, Frankfurt
  76   DB Capital Partners (Europe) 2000 Founder Partner - A LP, Wilmington
  77   DB Capital Partners (Europe) 2000 Founder Partner - B LP, Wilmington
  78   DB Capital Partners Europe 2002 Founder Partner LP, Wilmington
  79   DB Capital Partners General Partner Limited, London
  80   DB Capital Structures (Jersey) Limited Partnership, St. Helier
  81   DB Consult Gesellschaft mbH, Frankfurt
  82   DB Drallim Limited, London
  83   DB Energy Trading LLC, Georgetown
  84   DB Equity Limited, London
  85   DB Export-Leasing GmbH, Frankfurt
  86   - ARES GmbH & Co. KG, Frankfurt
  87   - Ares Verwaltungsgesellschaft mbH, Frankfurt
  88   - CALLISTA GmbH & Co. KG, Frankfurt
  89   - Callista Verwaltungsgesellschaft mbH, Frankfurt
  90   - DB Leasing Services GmbH, Frankfurt
  91   - DIB-Consult Deutsche Immobilien- und Beteiligungs-Beratungsgesellschaft
          mbH, Dusseldorf
  92   - DIONE GmbH & Co. KG, Frankfurt
  93   - Dione Verwaltungsgesellschaft mbH, Frankfurt
  94   - LOKKI GmbH & Co. KG, Frankfurt
  95   - Lokki Verwaltungsgesellschaft mbH, Frankfurt
  96   - Motion Picture Productions One GmbH & Co. KG, Frankfurt
  97   - MPP Beteiligungsgesellschaft mbH, Frankfurt
  98   - RANDA GmbH & Co. KG, Frankfurt
  99   - RANDA Verwaltungsgesellschaft mbH, Frankfurt
 100   - RHEA GmbH & Co. KG, Frankfurt
 101   - Rhea Verwaltungsgesellschaft mbH, Frankfurt
 102   - SILVA Vermietungsgesellschaft mbH & Co. Projekt 1 KG, Frankfurt
 103   - TITON GmbH & Co. KG, Frankfurt
 104   - Titon Verwaltungsgesellschaft mbH, Frankfurt
 105   DB Finance (Luxembourg) S.A., Luxemburg
 106   DB Finance International GmbH, Eschborn
 107   - Beheer- en Beleggingsmaatschappij Befraco B.V., Amsterdam
 108   - Beheer- en Beleggingsmaatschappij Evergreen Global Intellectual
          Transaction Services B.V., Amsterdam
 109   - Coral (Cayman) Limited, Georgetown
 110   - DB Hedge Limited, Georgetown
 111   - DB Kamchatka Limited, Georgetown
 112   - Deutsche GUO Mao Investments (Netherlands) B.V., Amsterdam
 113   - Deutsche Investments (Holland) B.V., Amsterdam
 114   - ELDO ACHTE Vermogensverwaltungs GmbH, Eschborn
 115   - Evergreen International Holdings B.V., Amsterdam
 116   - Evergreen International Investments B.V., Amsterdam
 117   - Evergreen International Leasing B.V., Amsterdam
 118   - Evergreen Overseas Investments B.V., Amsterdam
 119   - Guo Mao International Hotels BV, Amsterdam
 120   - Indigo (Cayman) Holding Limited, Georgetown
 121   DB Finance s.r.o., Prag
 122   DB Financial Services Holding GmbH, Frankfurt
 123   DB Fund (Mauritius) Limited, Port Louis
 124   DB Global Masters (Fundamental Value Trading II) Fund  Ltd, Georgetown
 125   DB Global Masters (LSV Long/Short Opportunistic) Fund Ltd, Georgetown
 126   DB Global Masters (LSV Long/Short Value) Fund Ltd, Georgetown
 127   DB Global Masters (Noetic Equity Long/Short) Fund Ltd, Georgetown
 128   DB Global Masters Fund Ltd., Georgetown
 129   DB Industrial Holdings GmbH, Frankfurt (Teilkonzern/Sub-group)
 130   - BEHO Beteiligungs Aktiengesellschaft, Frankfurt
 131   - BOJA Beteiligungs Aktiengesellschaft & Co. Neunte Beteiligungs KG
          i.L., Eschborn
 132   - BOJA Beteiligungs Aktiengesellschaft & Co. Sechste Beteiligungs KG
          i.L., Eschborn
 133   - BOJA Beteiligungs Aktiengesellschaft & Co. Vierzehnte Beteiligungs KG
          i.L., Eschborn
 134   - BOJA Beteiligungs Aktiengesellschaft & Co. Zehnte Beteiligungs KG
          i.L., Eschborn
 135   - DB Industrial Holdings Beteiligungs AG & Co. KG, Frankfurt
 136   - Deutsche CreFi Industrial Holdings GmbH, Frankfurt
 137   - Emathion GmbH, Sossen-Gostau
 138   - Ethemea GmbH, Frankfurt
 139   - JOBRA Beteiligungs Aktiengesellschaft, Frankfurt
 140   - RIWA Beteiligungs Aktiengesellschaft, Frankfurt
 141   - The Scharnhorst Settlement, St. Helier
 142   - TOKOS GmbH, Frankfurt
 143   - WAMO Beteiligungs Aktiengesellschaft, Frankfurt
 144   DB International (Asia) Limited, Singapur
 145   DB International Investments Limited, London
 146   DB Investments (GB) Limited, London
 147   DB Jasmine (Cayman) Limited, Georgetown
 148   DB Management Support GmbH, Frankfurt

 149   DB Mergers & Acquisitions GmbH, Frankfurt
 150   DB New Ventures AG, Frankfurt
 151   - DB Broker GmbH, Frankfurt
 152   - DB Print Projektgesellschaft mbH, Frankfurt
 153   - DEUFRAN Beteiligungs Aktiengesellschaft i.L., Frankfurt
 154   - NERGE Beteiligungsgesellschaft mbH, Frankfurt
 155   - NILA Beteiligungsgesellschaft mbH, Frankfurt
 156   - NOKA Beteiligungsgesellschaft mbH, Frankfurt
 157   - registrar services GmbH, Eschborn
 158   DB Nina LLC, Wilmington
 159   DB Nominees (Singapore) Pte. Ltd., Singapur
 160   DB Overseas Finance Deutschland Aktiengesellschaft, Eschborn
 161   DB Overseas Holdings Limited, London
 162   DB Paris Investissements S.N.C., Paris
 163   DB Pinta G.P., Wilmington
 164   DB Platinum Advisors, Luxemburg
 165   DB Platinum II, Luxemburg
 166   DB Platinum SICAV, Luxemburg
 167   DB Property Advisors (Korea) Co., Ltd, Seoul
 168   DB Radix Fund Ltd, Georgetown
 169   DB Re S.A., Luxemburg
 170   DB Real Estate Management GmbH, Eschborn
 171   - ARBI Beteiligungsgesellschaft mbH, Eschborn
 172   - AV America Grundbesitzverwaltungsgesellschaft mbH, Frankfurt
 173   - Businesspark Niederrhein Begrunungsgesellschaft mbH, Eschborn
 174   - D & P Hotelbetriebs GmbH, Eschborn
 175   - D & P Hotelbetriebs GmbH & Co. Sanssouci KG, Potsdam
 176   - DB Grundbesitz-Entwicklungs GmbH, Eschborn
 177   - DB Immobilienfonds Bamberg Munchen KG, Eschborn
 178   - DB Immobilienfonds Giga Dr. Juncker KG, Eschborn
 179   - DB Immobilienfonds Lyra Dr. Juncker KG, Eschborn
 180   - DB Immobilienfonds Mago Dr. Juncker KG, Eschborn
 181   - DB Immobilienfonds Noba Dr. Juncker KG, Eschborn
 182   - DB Immobilienfonds Rho Dr. Juncker KG, Eschborn
 183   - DB Immobilienfonds Sigma Wieland KG, Bad Homburg
 184   - DB Immobilienfonds Theta Dr. Juncker KG, Eschborn
 185   - DB Immobilienfonds Weinheim KG, Eschborn
 186   - DB Real Estate Canadainvest 1 Inc., Toronto
 187   - DB Real Estate Investment GmbH, Eschborn
 188   - DB Real Estate New Jersey I, Inc., West Trenton
 189   - DB Real Estate Spezial Invest GmbH, Eschborn
 190   - DEGRU Erste Beteiligungsgesellschaft mbH, Eschborn
 191   - DEGRU Zweite Beteiligungsgesellschaft mbH, Eschborn
 192   - Deutsche Bank Realty Advisors, Inc., New York
 193   - Deutsche Gesellschaft fur Immobilienanlagen "America"
          mbH i.L., Bad Homburg
 194   - Deutsche Grundbesitz Beteiligungsgesellschaft mbH, Eschborn
 195   - Deutsche Grundbesitz Beteiligungsgesellschaft mbH & Co. Messehalle
          KG, Eschborn
 196   - Deutsche Grundbesitz Tauernallee GmbH & Co. KG, Kappeln
 197   - Deutsche Grundbesitz-Anlagegesellschaft Dr. Ruhl & Co. - Anlagefonds 5
          Hof/Salzgitter - KG, Koln
 198   - Deutsche Grundbesitz-Anlagegesellschaft Dr. Ruhl & Co. - Anlagefonds 8
          Bahnhofs-Center Gelsenkirchen-KG, Hamburg
 199   - Deutsche Grundbesitz-Anlagegesellschaft mit beschrankter
          Haftung, Eschborn
 200   - Deutsche Wohnen AG, Frankfurt
 201   - DI Deutsche Immobilien Baugesellschaft mbH, Eschborn
 202   - DI Deutsche Immobilien Baugesellschaft mbH & Co. Vermietungs KG,
          Eschborn
 203   - DI Deutsche Immobilien Treuhandgesellschaft mbH, Eschborn
 204   - Dritte DB Grundbesitz-Entwicklungs GmbH & Co. Burozentrum Lichtenberg
          KG, Eschborn
 205   - Dritte DB Immobilienfonds Beta Dr. Ruhl KG, Eschborn
 206   - Erste DB Immobilienfonds Beta Dr. Ruhl KG, Eschborn
 207   - FLORLA Beteiligungsgesellschaft mbH, Eschborn
 208   - Funfte DB Immobilienfonds Beta Dr. Ruhl KG, Eschborn
 209   - gi-Verwaltungsgesellschaft mbH, Eschborn
 210   - IB Associates, LLC, New York
 211   - IC Associate, LLC, New York
 212   - IC Chicago Associates LLC, Wilmington
 213   - IMM Associate, LLC, New York
 214   - Investitionsgesellschaft Quartier an der Museumsinsel mbH & Co.
          KG, Berlin
 215   - JADE Projekt GmbH, Eschborn
 216   - JADE Residential Property AG, Eschborn
 217   - JG Japan Grundbesitzverwaltungsgesellschaft mbH, Eschborn
 218   - Johann Wieland Ankogelweg Fonds KG, Kappeln
 219   - Johann Wieland Faulhornweg Fonds KG, Kappeln
 220   - Johann Wieland Tauernallee Fonds KG, Kappeln
 221   - Main-Taunus Wohnen GmbH & Co. KG, Eschborn
 222   - Metropol 2 Berlin KG, Eschborn
 223   - Metropol 2 London KG, Eschborn

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
 224   - Metropol 2 Paris KG, Eschborn
 225   - Metropol 2 Prag KG, Eschborn
 226   - Metropol 2 Stockholm KG, Eschborn
 227   - MT Wohnen GmbH, Frankfurt
 228   - Multiplex-Kino Augsburg Dr. Juncker KG, Eschborn
 229   - ONW Chicago LLC, Wilmington
 230   - PT. Deutsche Real Estate Indonesia, Jakarta
 231   - Rhein-Main Wohnen GmbH, Frankfurt
 232   - Rhein-Mosel Wohnen GmbH, Mainz
 233   - Rhein-Nahe Wohnen GmbH, Mainz
 234   - Rhein-Pfalz Wohnen GmbH, Mainz
 235   - Sechste DB Immobilienfonds Beta Dr. Ruhl KG, Eschborn
 236   - Verwaltung Investitionsgesellschaft Quartier an der Museumsinsel
          mbH, Berlin
 237   - Verwaltung TASCON Zwolfte Beteiligungsgesellschaft mbH, Frankfurt
 238   - Vierte DB Immobilienfonds Beta Dr. Ruhl KG, Eschborn
 239   - Wohnungsbaugesellschaft JADE mbH, Wilhelmshaven
 240   - 5000 Yonge Street Toronto Inc., Toronto
 241   - Zweite DB Grundbesitz-Entwicklungsgesellschaft mbH & Co. Friedrichshain
          KG, Bad Homburg
 242   - Zweite DB Immobilienfonds Beta Dr. Ruhl KG, Eschborn
 243   DB Research GmbH Gesellschaft fur Wirtschafts- und Finanzanalyse,
          Frankfurt
 244   DB Santa Maria L.P., Wilmington
 245   DB Scott L.P., Wilmington
 246   DB Sedanka Limited, Georgetown
 247   DB Service Uruguay S.A., Montevideo
 248   DB Trips Investments Limited, Georgetown
 249   DB Trust AG, Frankfurt
 250   DB Tweed Limited, Georgetown
 251   DB U.K. Nominees Limited, London
 252   DB UK Holdings Limited, London
 253   - Arche Investments Limited, London
 254   - Autumn Leasing Limited, London
 255   - Blue Stripe Strategies (No.1) Limited, London
 256   - Bradsel Limited, London
 257   - Bratton Limited, St. Helier
 258   - BT Money Markets Fund No. 1 Limited, London
 259   - City Leasing (Avonside) Limited, London
 260   - City Leasing (Clydeside) Limited, London
 261   - City Leasing (Donside) Limited, London
 262   - City Leasing (Fleetside) Limited, London
 263   - City Leasing (Medwayside) Limited, London
 264   - City Leasing (Plymside) Limited, London
 265   - City Leasing (Severnside) Limited, London
 266   - City Leasing (Teesside) Limited, London
 267   - City Leasing (Thameside) Limited, London
 268   - City Leasing (Wearside) Limited, London
 269   - City Leasing and Partners, London
 270   - City Leasing and Partners Limited, London
 271   - City Leasing Limited, London
 272   - City Transport Leasing, London
 273   - Custom Leasing Limited, London
 274   - DB Astwood Investments Limited, Georgetown
 275   - DB Chestnut Holdings Limited, Georgetown
 276   - DB Crest Limited, St. Helier
 277   - DB Fog Investments Limited, Georgetown
 278   - DB Henlow Investments Limited, Georgetown
 279   - DB Hok Investments Limited, Georgetown
 280   - DB Jasmine No. 2 (Cayman) Limited, Georgetown
 281   - DB Marcassin (Cayman) Holdings Limited, Georgetown
 282   - DB Marcassin (Cayman) No. 1 Limited, Georgetown
 283   - DB Marcassin (Cayman) No. 2 Limited, Georgetown
 284   - DB Pyrus (Cayman) Limited, Georgetown
 285   - DB Road (UK) Limited, London
 286   - DB Sangha (Cayman) Limited, Georgetown
 287   - DB Saturn Investments Limited, London
 288   - DB Sirius (Cayman) Limited, Georgetown
 289   - DB Sterling Finance Limited, Georgetown
 290   - DB Tap Investments Limited, Georgetown
 291   - DB UK (Saturn) Limited, London
 292   - DB UK Australia Finance Limited, Georgetown
 293   - DB UK Australia Holdings Limited, London
 294   - DB Valiant (Cayman) Limited, Georgetown
 295   - DB Valiant B.V., London
 296   - DB Vanquish (UK) Limited, London
 297   - DB Vantage (UK) Limited, London
 298   - DB Vantage No. 2 (UK) Limited, London

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
 299   - DB Willow (UK) Limited, London
 300   - DB Wilstead Investments Limited, Georgetown
 301   - DBUKH Finance Limited, London
 302   - December Leasing Limited, London
 303   - Deutsche (Scotland) Limited, Edinburgh
 304   - Deutsche (Services) Australia Limited, London
 305   - Deutsche Capital Finance (2000) Limited, Georgetown
 306   - Deutsche Finance No. 2 (UK) Limited, London
 307   - Deutsche Finance No. 3 (UK) Limited, London
 308   - Deutsche Finance No. 4 (UK) Limited, London
 309   - Deutsche Finance No. 6 (UK) Limited, London
 310   - Deutsche Strategic Funding Limited, London
 311   - International Operator Limited, London
 312   - Kaleb Limited, Georgetown
 313   - Lapstone Limited, St. Helier
 314   - Latsel Limited, London
 315   - Leasing 3 Limited, London
 316   - London Industrial Leasing Limited, London
 317   - Manufacturers Leasing Limited, London
 318   - Morgan Grenfell & Co. Limited, London
 319   - Mousecrest Limited, London
 320   - Poly Limited, Georgetown
 321   - Prima Investment Corporation, Tokio
 322   - Prima Operator Limited, London
 323   - Pyramid Acquisitions B.V., Amsterdam
 324   - Ranfurly Investments Limited, London
 325   - REIB Europe Investments Limited, London
 326   - REIB Europe Operator Limited, London
 327   - REIB International Holdings Limited, London
 328   - Ruamthunpaibul Company Limited, Bangkok
 329   - Santorini Managers Limited, Edinburgh
 330   - Stores Funding Limited, Georgetown
 331   - Stores International Limited, Georgetown
 332   - Suppli Investments (Cayman) No 1 Limited, Georgetown
 333   - Suppli Investments (Cayman) No 2 Limited, Georgetown
 334   - Sylvester (2001) Limited, Georgetown
 335   - Tokyo Commercial 92, Inc., Tokio
 336   - Triplereason Limited, London
 337   - Trout Pond Partnership LP, London
 338   - Villetri Investments Limited, St. Helier
 339   - WMH (No 1) Limited, London
 340   - WMH (No 10) Limited, London
 341   - WMH (No 15) Limited, London
 342   - WMH (No 16) Limited, London
 343   - WMH (No 17) Limited, London
 344   - WMH (No 4) Limited, London
 345   - WMH (No 5) Limited, London
 346   - WMH (No 7) Limited, London
 347   DB Value GmbH, Sossen-Gostau (Teilkonzern/Sub-group)
 348   - DB Enterprise GmbH, Sossen-Gostau
 349   - DB Enterprise GmbH & Co. Zweite Beteiligungs KG, Sossen-Gostau
 350   DB Venture Partners (Europe) 2000 Founder Partner LP, Wilmington
 351   DB Venture Partners (Europe) 2000 LP, St. Helier
 352   DB Venture Partners (Europe) 2001 Founder Partner LP, London
 353   DB Venture Partners (Europe) 2001 LP, St. Helier
 354   DB Venture Partners General Partner Limited, London
 355   DB Vita S.A., Luxemburg
 356   DBC Continuance Inc., Toronto
 357   DBVP Europe (Luxembourg) S.a.r.l., Luxemburg
 358   DBVP Europe GP (Jersey) Limited, St. Helier
 359   DEBEKO Immobilien GmbH & Co Grundbesitz Berlin OHG, Eschborn
 360   DEBEKO Immobilien GmbH & Co Grundbesitz OHG, Eschborn
 361   - DB Immobilienfonds Delta Dr. Ruhl KG, Eschborn
 362   - DB Immobilienfonds Lambda Dr. Ruhl KG, Frankfurt
 363   DeKon Service GmbH, Eschborn
 364   DEUBA Verwaltungsgesellschaft mbH, Frankfurt
 365   DEUKONA Versicherungs-Vermittlungs-GmbH, Frankfurt
 366   Deutsche Asia Pacific Holdings Pte Ltd, Singapur (Teilkonzern/Sub-group)
 367   - Acanfeld Limited, Bangkok
 368   - Blue Box (SPV-AMC), Inc., Makati Stadt
 369   - Cathay Asset Management Company Limited, Port Louis
 370   - Cathay Capital Company Limited, Port Louis
 371   - DB Forex Corporation, Makati Stadt
 372   - DB Nominees (Hong Kong) Limited, Hongkong
 373   - DB Property Advisors (Taiwan) Co., Ltd., Taipeh

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
 374   - DB Trustees (Hong Kong) Limited, Hongkong
 375   - Deutsche Asset Management (Asia) Limited, Singapur
 376   - Deutsche Asset Management (Hong Kong) Limited, Hongkong
 377   - Deutsche Asset Management (India) Private Limited, Mumbai
 378   - Deutsche Asset Management (Japan) Limited, Tokio
 379   - Deutsche Bank Real Estate (Japan) Limited, Tokio
 380   - Deutsche Capital Hong Kong Limited, Hongkong
 381   - Deutsche Equities India Private Limited, Mumbai
 382   - Deutsche Financial Consulting Taiwan Limited, Taipeh
 383   - Deutsche Futures Hong Kong Limited, Hongkong
 384   - Deutsche Futures Singapore Pte Ltd, Singapur
 385   - Deutsche India Holdings Private Limited, Mumbai
 386   - Deutsche Morgan Grenfell Nominees Hong Kong Limited, Hongkong
 387   - Deutsche Morgan Grenfell Nominees Pte Ltd, Singapur
 388   - Deutsche Morgan Grenfell Services Hong Kong Limited, Hongkong
 389   - Deutsche Network Services Private Limited, Mumbai
 390   - Deutsche Securities (India) Private Limited, Neu Delhi
 391   - Deutsche Securities Asia Limited, Hongkong
 392   - Deutsche Securities Mauritius Limited, Port Louis
 393   - Deutsche Securities Nominees Hong Kong Limited, Hongkong
 394   - Deutsche Trust Bank Limited, Tokio
 395   - Deutsche Trustee Services (India) Private Limited, Mumbai
 396   - Kidson Pte Ltd, Singapur
 397   - MG Limited (in member's voluntary liquidation), Singapur
 398   - Philippine Opportunities for Growth and Income (SPV-AMC), INC., Manila
 399   - PT. Deutsche Securities Indonesia, Jakarta
 400   - Sahathunpaibul Company Limited, Bangkok
 401   Deutsche Asset Management International GmbH, Frankfurt
 402   Deutsche Asset Management Investmentgesellschaft mbH vormals DEGEF
          Deutsche Gesellschaft fur Fondsverwaltung mbH, Frankfurt
 403   Deutsche Asset Management Italy S.p.A., Mailand
 404   - Deutsche Asset Management SIM SpA, Mailand
 405   - DWS Alternative Investments SGR S.p.A., Mailand
 406   - DWS Investments Italy SGR S.p.A., Mailand
 407   - DWS Vita S.p.A., Mailand
 408   - Finanza & Futuro Banca SpA, Mailand
 409   Deutsche Australia Limited, Sydney (Teilkonzern/Sub-group)
 410   - Amene Pty Limited, Sydney
 411   - Axiom Invest No. 1 Pty Ltd, Sydney
 412   - Bain Trust, Sydney
 413   - Bain Unit Trust, Sydney
 414   - Baincor Nominees Pty. Limited, Sydney
 415   - Bainpro Nominees Pty. Limited, Sydney
 416   - Bainsec Nominees Pty. Limited, Sydney
 417   - Belzen Pty Limited, Sydney
 418   - BNA Nominees Pty. Limited, Sydney
 419   - BTD Nominees Pty. Limited, Sydney
 420   - Buxtal Pty Limited, Sydney
 421   - DB Real Estate Australia Limited, Sydney
 422   - DB Real Estate Financial Services Pty Ltd, Sydney
 423   - DB RREEF Funds Management Ltd., Sydney
 424   - DB RREEF Holdings Pty Limited, Sydney
 425   - DB RREEF Property Services Pty Ltd, Sydney
 426   - DB Structured Transaction VH-OJL Pty Limited, Sydney
 427   - DBPB Pty Ltd, Sydney
 428   - DCAM Pty Limited, Sydney
 429   - Depic Pty. Limited, Sydney
 430   - Deutsche Asset Management (Australia) Limited, Sydney
 431   - Deutsche Capital Holdings Pty Limited, Sydney
 432   - Deutsche Capital Issuance (No. 2) Australia Pty Limited, Sydney
 433   - Deutsche Capital Issuance Australia Pty Limited, Sydney
 434   - Deutsche Capital Markets Australia Limited, Sydney
 435   - Deutsche Finance Co 1 Pty Limited, Sydney
 436   - Deutsche Finance Co 2 Pty Limited, Sydney
 437   - Deutsche Finance Co 3 Pty Limited, Sydney
 438   - Deutsche Finance Co 4 Pty Limited, Sydney
 439   - Deutsche Financial Intermediaries Australia Pty. Limited, Sydney
 440   - Deutsche Financial Products Australia Limited, Sydney
 441   - Deutsche Foreign Investments Australia Pty Limited, Sydney
 442   - Deutsche Futures Australia Limited, Sydney
 443   - Deutsche Global Gold Fund Limited, Sydney
 444   - Deutsche Group Services Pty. Limited, Sydney
 445   - Deutsche Holdings Australia Limited, Sydney
 446   - Deutsche Hume Investments Pty Limited, Sydney
 447   - Deutsche Investments Australia Limited, Sydney
 448   - Deutsche Investments Pty Limited, Sydney

 449   - Deutsche Management New Zealand Limited, Sydney
 450   - Deutsche Nominees Australia Pty Limited, Sydney
 451   - Deutsche Note Issuance Holdings Limited, Auckland
 452   - Deutsche Note Issuance Holdings No. 2 Limited, Auckland
 453   - Deutsche Note Issuance No. 1 Limited, Auckland
 454   - Deutsche Note Issuance No. 2 Limited, Auckland
 455   - Deutsche PM Nominees Pty Limited, Sydney
 456   - Deutsche Retail Infrastructure Trust, Sydney
 457   - Deutsche Securities Australia Limited, Sydney
 458   - Deutsche Securitisation Australia Pty Ltd, Sydney
 459   - Deutsche Structured Finance Australia Limited, Sydney
 460   - Deutsche Xenon Limited, Sydney
 461   - DTS Nominees Pty. Limited, Sydney
 462   - Fariola Pty. Limited, Sydney
 463   - First Australian Property Group Holdings Pty Ltd, Sydney
 464   - FRM & Co. Nominees Pty Ltd, Sydney
 465   - IYS Instalment Receipt Limited, Sydney
 466   - Memax Pty Limited, Sydney
 467   - Nortfol Pty Limited, Sydney
 468   - OPS Nominees Pty. Limited, Sydney
 469   - Paladin Australia Services Pty Limited, Sydney
 470   - Pan Australian Nominees Pty. Limited, Sydney
 471   - PLTS Pty Ltd, Sydney
 472   - RBM Nominees Pty. Limited, Sydney
 473   - RGE Pty Ltd, Sydney
 474   - RTS Nominees Pty. Limited, Sydney
 475   - Stockholder Pty Ltd, Sydney
 476   - Zenwix Pty Limited, Sydney
 477   Deutsche Australia Offshore Holdings Limited, St. Helier
 478   Deutsche Bank (Malaysia) Berhad, Kuala Lumpur
 479   Deutsche Bank (Portugal), S.A., Lissabon
 480   - DB Credito - Sociedade Financeira para Aquisicoes a Credito, S.A.,
          Lissabon
 481   - Navegator - SGFTC, S.A., Lissabon
 482   Deutsche Bank (Suisse) S.A., Genf
 483    - Rued, Blass & Cie AG Bankgeschaeft, Zurich
 484   Deutsche Bank (Uruguay) Sociedad Anonima Institucion Financiera Externa,
          Montevideo
 485   Deutsche Bank AG und Deutsche Immobilien Leasing GmbH - Wind 100 GbR,
          Dusseldorf
 486   Deutsche Bank Americas Finance LLC, New York
 487   Deutsche Bank Bauspar-Aktiengesellschaft, Frankfurt
 488   Deutsche Bank Capital Funding LLC I, Wilmington
 489   Deutsche Bank Capital Funding LLC II, Wilmington
 490   Deutsche Bank Capital Funding LLC III, Wilmington
 491   Deutsche Bank Capital Funding LLC IV, Wilmington
 492   Deutsche Bank Capital Funding LLC V, Wilmington
 493   Deutsche Bank Capital Funding Trust I, Newark
 494   Deutsche Bank Capital Funding Trust II, Newark
 495   Deutsche Bank Capital Funding Trust III, Newark
 496   Deutsche Bank Capital Funding Trust IV, Wilmington
 497   Deutsche Bank Capital Funding Trust V, Wilmington
 498   Deutsche Bank Capital LLC I, Wilmington
 499   Deutsche Bank Capital LLC II, Wilmington
 500   Deutsche Bank Capital LLC III, Wilmington
 501   Deutsche Bank Capital LLC IV, Wilmington
 502   Deutsche Bank Capital LLC V, Wilmington
 503   Deutsche Bank Capital Trust I, Newark
 504   Deutsche Bank Capital Trust II, Newark
 505   Deutsche Bank Capital Trust III, Newark
 506   Deutsche Bank Capital Trust IV, Newark
 507   Deutsche Bank Capital Trust V, Wilmington
 508   Deutsche Bank Finance N.V., Willemstad
 509   Deutsche Bank Financial Inc., Dover
 510   Deutsche Bank Financial LLC, New York
 511   Deutsche Bank Luxembourg S.A., Luxemburg
 512   Deutsche Bank Polska Spolka Akcyjna, Warschau
 513   Deutsche Bank Privat- und Geschaftskunden Aktiengesellschaft, Frankfurt
 514   - DB Securities S.A., Warschau
 515   - Deutsche Bank PBC Spolka Akcyjna, Krakau
 516   - Kapital-Beteiligungs- und Verwaltungsgesellschaft Norden mbH i.L.,
          Lubeck
 517   - KEBA Gesellschaft fur interne Services mbH, Frankfurt
 518   - Saarlandische Immobilien Gesellschaft m.b.H., Saarbrucken
 519   - SENA Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Halle II KG,
          Dusseldorf
 520   - Servicegesellschaft der Deutschen Bank Privat- und Geschaftskunden
          mbH, Bonn
 521   - TEBA Beteiligungsgesellschaft mbH & Co. Objekt Wasserwerk Oranienburg
          KG, Waltersdorf
 522   - Telefon-Servicegesellschaft der Deutschen Bank mbH, Frankfurt
 523   - TESATUR Beteiligungsgesellschaft mbH & Co. Objekt Halle I KG,
          Dusseldorf

 524   - TESATUR Beteiligungsgesellschaft mbH & Co. Objekt Nordhausen KG,
          Dusseldorf
 525   - Vertriebsgesellschaft mbH der Deutschen Bank Privat- und
          Geschaftskunden, Frankfurt
 526   - Wohnungsbaugesellschaft Lubeca GmbH i.L., Lubeck
 527   Deutsche Bank Reszvenytarsasag, Budapest
 528   Deutsche Bank S.A., Buenos Aires
 529   Deutsche Bank S.A. - Banco Alemao, Sao Paulo (Teilkonzern/Sub-group)
 530   - Deutsche Bank Corretora de Valores S.A., Sao Paulo
 531   - Imobal - Imobiliaria e Administradora Ltda., Sao Paulo
 532   Deutsche Bank S.A. / N.V., Brussel
 533   Deutsche Bank Securities Limited, Toronto
 534   Deutsche Bank Societa per Azioni, Mailand
 535   - Deutsche Bank Capital Markets S.p.A., Mailand
 536   - Deutsche Bank Fondimmobiliari SGR S.p.A., Mailand
 537   - Deutsche Bank Mutui S.p.A., Mailand
 538   - Deutsche Bank Societa di Intermediazione Mobiliare S.p.A., Mailand
 539   - Fiduciaria Sant' Andrea S.r.L., Mailand
 540   - Help Phone S.r.l., San Giovanni al Natisone (Udine)
 541   - New Prestitempo S.p.A., Mailand
 542   Deutsche Bank, Sociedad Anonima Espanola, Barcelona
 543   - DB Broker Correduria de Seguros, S.A., Barcelona
 544   - DB Cartera de Inmuebles 1, S.A., Barcelona
 545   - DB Cartera de Inmuebles 2, S.L., Barcelona
 546   - DB Inmuebles y Proyectos, S.A., Barcelona
 547   - DB Operaciones y Servicios Interactivos, A.I.E., Barcelona
 548   - Deutsche Asset Management Sociedad Gestora de Carteras, S.A., Madrid
 549   - Deutsche Bank Credit, S.A., Madrid
 550   - Deutsche Securities, Sociedad de Valores y Bolsa, S.A., Madrid
 551   - DWS Investments (Spain), S.G.I.I.C., S.A., Madrid
 552   - Moneyshelf, S.A., Barcelona
 553   Deutsche Capital Singapore Limited, Singapur
 554   Deutsche Clubholding GmbH, Frankfurt
 555   Deutsche Custody N.V., Amsterdam
 556   Deutsche de Bary N.V., Amsterdam
 557   Deutsche Emerging Markets Investments (Netherlands) B.V., Amsterdam
 558   Deutsche Family Office GmbH, Frankfurt
 559   Deutsche Friedland Etoile SAS, Paris
 560   Deutsche Friedland SAS, Paris
 561   Deutsche Funding Luxembourg S.A.R.L., Luxemburg
 562   Deutsche Gesellschaft fur Immobilien-Leasing mit beschrankter Haftung,
          Dusseldorf
 563   - DIPLOMA Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
 564   - Grundstucksvermietungsgesellschaft Wilhelmstr. mbH, Dusseldorf
 565   Deutsche Global Markets Limited, Tel Aviv
 566   Deutsche Grundbesitz-Anlagegesellschaft mbH & Co. Lowenstein Palais OHG,
          Eschborn
 567   Deutsche Haussmann S.a.r.l., Luxemburg
 568   Deutsche Immobilien Leasing GmbH, Dusseldorf
 569   - Deutsche Immobilien Consulting GmbH, Dusseldorf
 570   - DIL CONTRACT Projektmanagement GmbH, Dusseldorf
 571   - DIL Deutsche Baumanagement GmbH, Dusseldorf
 572   - DIL Europa Beteiligungsgesellschaft mbH, Dusseldorf
 573   - DIL Europa Beteiligungsgesellschaft mbH & Co. Objekt Biatorbagy KG
          i.L., Dusseldorf
 574   - DIL Fonds-Beteiligungsgesellschaft mbH, Dusseldorf
 575   - DIL Fonds-Beteiligungsgesellschaft mbH & Co. Kommanditgesellschaft,
          Dusseldorf
 576   - DIL Fonds-Verwaltungsgesellschaft mbH, Dusseldorf
 577   - DIL Limes-Haus Verwaltungsgesellschaft mbH, Dusseldorf
 578   - DIL Versicherungs-Vermittlungs GmbH, Dusseldorf
 579   - DISCA Beteiligungsgesellschaft mbH, Dusseldorf
 580   - DKI Deutsche Kommunalinvest GmbH, Dusseldorf
 581   - Leasing Verwaltungsgesellschaft Waltersdorf mbH, Waltersdorf
 582   - PADUS Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
 583   - SAGITA Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
 584   - SAITA Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
 585   - SAPIO Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
 586   - SCUDO Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
 587   - SCUDO Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Kleine
          Alexanderstrasse KG, Dusseldorf
 588   - SEDO Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
 589   - SENA Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Fehrenbach
          KG, Dusseldorf
 590   - SIFA Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
 591   - SOLIDO Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
 592   - SOLION Beteiligungsgesellschaft mbH, Dusseldorf
 593   - SPINO Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
 594   - STABLON Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
 595   - STATOR Heizkraftwerk Frankfurt (Oder) Beteiligungsgesellschaft mbH,
          Dusseldorf
 596   - STUPA Heizwerk Frankfurt (Oder) Nord Beteiligungsgesellschaft mbH,
          Dusseldorf
 597   - TAKIR Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
 598   - TARES Beteiligungsgesellschaft mbH, Dusseldorf

 599   - TEBA Beteiligungsgesellschaft mbH, Waltersdorf
 600   - TELO Beteiligungsgesellschaft mbH, Berlin
 601   - TERGO Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
 602   - TERRUS Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
 603   - TERRUS Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Bernbach
          KG, Dusseldorf
 604   - THEMOS Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
 605   - TOSSA Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
 606   - TRIPLA Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
 607   - TURIT Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
 608   Deutsche International Holdings (UK) Limited, London
 609   - Abbotsville Holdings Limited, Dublin
 610   - DBMG Treuhand AG, Vaduz
 611   - DBMG Trust Company Limited, St. Helier
 612   - Deutsche Asset Management (Ireland) Limited, Dublin
 613   - Deutsche Bank (Cayman) Limited, Georgetown
 614   - Deutsche Bank (Mauritius) Limited, Port Louis
 615   - Deutsche Bank International Limited, St. Helier
 616   - Deutsche Bank International Trust Co. (Cayman) Limited, Georgetown
 617   - Deutsche Bank International Trust Co. (Jersey) Limited, St. Helier
 618   - Deutsche Bank International Trust Co. Limited, St. Peter Port
 619   - Deutsche Bank Investments (Guernsey) Limited, St. Peter Port
 620   - Deutsche Bank Nominees (Guernsey) Limited, St. Peter Port
 621   - Deutsche Bank Nominees (Jersey) Limited, St. Helier
 622   - Deutsche Bank Services (Jersey) Limited, St. Helier
 623   - Deutsche Bank Trustee Services (Guernsey) Limited, St. Peter Port
 624   - Deutsche Debt Investment (Mauritius) Limited, Port Louis
 625   - Deutsche Equities (Mauritius) Limited, Port Louis
 626   - Deutsche Fiduciary Services (Suisse) SA, Genf
 627   - Deutsche Holdings (SA) (Proprietary) Limited, Kapstadt
 628   - Deutsche International Corporate Services (Ireland) Limited, Dublin
 629   - Deutsche International Corporate Services Limited, St. Helier
 630   - Deutsche International Custodial Services Limited, St. Helier
 631   - Deutsche International Finance (Ireland) Limited, Dublin
 632   - Deutsche International Financial Services (Ireland) Limited, Dublin
 633   - Deutsche International Holdings B.V., Amsterdam
 634   - Deutsche International Trust Company (Curacao) N.V., Willemstad
 635   - Deutsche International Trust Company N.V., Amsterdam
 636   - Deutsche International Trust Corporation (C.I.) Limited, St. Helier
 637   - Deutsche International Trust Corporation (Mauritius) Limited, Port
          Louis
 638   - Deutsche International Trustee Services (C.I.) Limited, St. Helier
 639   - Deutsche Morgan Grenfell Development Capital Italy S.A., Luxemburg
 640   - Deutsche Morgan Grenfell Development Capital Luxembourg S.A.,
          Luxemburg
 641   - Deutsche Morgan Grenfell Portfolio Managers (Pty) Limited,
          Johannesburg
 642   - Deutsche Overseas Holdings (Netherlands) B.V., Amsterdam
 643   - Deutsche Securities (Proprietary) Limited, Johannesburg
 644   - Deutsche Securities (SA) (Proprietary) Limited, Johannesburg
 645   - Deutsche Transnational Trustee Corporation Inc, Charlottetown
 646   - Executive Management International Services (C.I.) Limited, St. Peter
          Port
 647   - Executive Management Services (Guernsey) Limited, St. Peter Port
 648   - Herengracht Financial Services B.V., Amsterdam
 649   - Ironshore Management Limited, Georgetown
 650   - JR Nominees (Proprietary) Limited, Johannesburg
 651   - Morgan Grenfell California Corporation, Kentfield
 652   - Pitt Street Nominees Limited, St. Helier
 653   - Regula Limited, Road Town
 654   - Rimvalley Ltd, Dublin
 655   - St. Paul's Gate Property Limited, St. Helier
 656   - Trevona Limited, Road Town
 657   Deutsche Inversiones Dos S.A., Santiago
 658   Deutsche Investments (Schweiz) AG, Zurich
 659   Deutsche Morgan Grenfell Group plc, London (Teilkonzern/Sub-group)
 660   - Bankers Trust International PLC, London
 661   - BT Effecten GmbH i. L., Frankfurt
 662   - BT Financial Trading, London
 663   - BT Trustee Company (Ireland) Limited, Dublin
 664   - City Leasing (International) Limited, Georgetown
 665   - CTBNPL Limited, London
 666   - Dar Al Istithmar Limited, London
 667   - DB Bluebird Limited, St. Helier
 668   - DB Group Services (UK) Limited, London
 669   - DB Real Estate Opportunities Group Advisors (UK) Limited, London
 670   - DB Trustee Services Limited, London
 671   - DB UK Bank Limited, London
 672   - Deutsche Asset Management (International) Limited, London
 673   - Deutsche Asset Management (Jersey) Limited, St. Helier

 674   - Deutsche Asset Management Group Limited, London
 675   - Deutsche Asset Management Holdings B.V., Amsterdam
 676   - Deutsche Asset Management Investment Services Limited, London
 677   - Deutsche Asset Management Life & Pensions Limited, London
 678   - Deutsche Asset Management Limited, London
 679   - Deutsche Asset Management, Inc, Wilmington
 680   - Deutsche Equity Funds Holdings Limited, London
 681   - Deutsche Equity Funds Investments Limited, London
 682   - Deutsche European Partners IV (No.9) Nominees Limited, London
 683   - Deutsche European Partners IV (US Dollar Fund) Nominees Limited,
          London
 684   - Deutsche European Partners IV (US ERISA) (No.1) Nominees Limited,
          London
 685   - Deutsche Holdings (BTI) Limited, London
 686   - Deutsche Investment Trust Management Co., Ltd., Seoul
 687   - Deutsche Nominees Limited, London
 688   - Deutsche Properties Limited, London
 689   - Deutsche Property Asset Management Limited, London
 690   - Deutsche Trustee Company Limited, London
 691   - DWS Funds Management Limited, London
 692   - DWS Investment Funds Limited, London
 693   - DWS Investment Trust Managers Limited, London
 694   - Elizabethan Holdings Limited, Georgetown
 695   - Elizabethan Management Limited, Georgetown
 696   - Kuwsel Limited, London
 697   - Morgan Grenfell (Housing Finance) Limited, London
 698   - Morgan Grenfell (Local Authority Finance) Limited, London
 699   - Morgan Grenfell (Local Authority Services) Limited, London
 700   - Morgan Grenfell Capital (G.P.) Limited, Edinburgh
 701   - Morgan Grenfell Capital Trustee Limited, London
 702   - Morgan Grenfell Development Capital Holdings Limited, London
 703   - Morgan Grenfell Development Capital Nominees Limited, London
 704   - Morgan Grenfell Development Capital Syndications Limited, London
 705   - Morgan Grenfell Private Equity Limited, London
 706   - Morgan Grenfell Private Equity S.p.A., Mailand
 707   - Phoenix Travel (London Wall) Limited, London
 708   - Thankgate Limited, London
 709   - ZAO Kapitalneft (in member's voluntary liquidation), Moskau
 710   Deutsche New Zealand Limited, Auckland (Teilkonzern/Sub-group)
 711   - DBNZ Overseas Investments (No.1) Limited, Georgetown
 712   - Deutsche (MMKTRPS) Holdings New Zealand Limited, Auckland
 713   - Deutsche (MMKTRPS) Issuance New Zealand Limited, Auckland
 714   - Deutsche (New Munster) Holdings New Zealand Limited, Auckland
 715   - Deutsche Bilateral Obligation New Zealand Limited, Georgetown
 716   - Deutsche Capital Financing (Singapore) Pte. Ltd, Singapur
 717   - Deutsche Capital Markets New Zealand (No.1) Limited, Auckland
 718   - Deutsche Domus New Zealand (No.2) Limited, Auckland
 719   - Deutsche Domus New Zealand Limited, Auckland
 720   - Deutsche Finance New Zealand Limited, Auckland
 721   - Deutsche Financial Corporation New Zealand Limited, Auckland
 722   - Deutsche Foras New Zealand (No.2) Limited, Auckland
 723   - Deutsche Foras New Zealand Limited, Auckland
 724   - Deutsche Foreign Holdings New Zealand Unit Trust, Auckland
 725   - Deutsche Funding New Zealand (No. 2) Limited, Auckland
 726   - Deutsche Funding New Zealand Limited, Auckland
 727   - Deutsche Global Issuance New Zealand Limited, Auckland
 728   - Deutsche International Investments New Zealand Limited, Auckland
 729   - Deutsche International Issuance New Zealand Limited, Auckland
 730   - Deutsche International Oceanic Limited, Georgetown
 731   - Deutsche Offshore Finance Investments (Pacific) Limited, Georgetown
 732   - Deutsche Overseas Issuance New Zealand Limited, Auckland
 733   - Deutsche Pacific Limited, Rarotonga
 734   - Deutsche Securities New Zealand Limited, Auckland
 735   - Deutsche Services New Zealand Limited, Auckland
 736   - Deutsche Trans-Pacific New Zealand, Auckland
 737   - Deutsche Worldwide Issuance New Zealand Limited, Auckland
 738   - Kingfisher Nominees Limited, Auckland
 739   - Valuta Investments Limited, Auckland
 740   Deutsche Representaciones y Mandatos S.A., Buenos Aires
 741   Deutsche Securities (Peru) S.A., Lima
 742   Deutsche Securities Israel Ltd., Tel Aviv
 743   Deutsche Securities Korea Co., Seoul
 744   Deutsche Securities Limited, Hongkong
 745   Deutsche Securities Sociedad de Bolsa S.A., Buenos Aires
 746   Deutsche Securities Venezuela S.A., Caracas
 747   Deutsche StiftungsTrust GmbH, Frankfurt
 748   Deutsche Transaction France S.A., Paris

 749   Deutsches Institut fur Altersvorsorge GmbH, Frankfurt
 750   DF 1st Securitization Speciality Ltd., Seoul
 751   DF 2nd Securitization Speciality Ltd., Seoul
 752   Ditka LLC, Wilmington
 753   DIV Holding GmbH, Frankfurt
 754   DME Umtauschgesellschaft mbH, Frankfurt
 755   Domshof Beteiligungsgesellschaft mit beschrankter Haftung, Frankfurt
 756   Dondert GmbH, Frankfurt
 757   Drolla Funding GmbH & Co. KG, Eschborn
 758   Drolla GmbH, Eschborn
 759   DRT Limited International SRL, Bukarest
 760   DWS Holding & Service GmbH, Frankfurt
 761   - degab Gesellschaft fur Anlageberatung mbH, Frankfurt
 762   - Deutsche Asset Management S.A., Warschau
 763   - Deutsche Asset Management Schweiz, Zurich
 764   - Deutsche Vermogensbildungsgesellschaft mit beschrankter Haftung,
          Frankfurt
 765   - DWS (Austria) Investmentgesellschaft mbH, Wien
 766   - DWS Finanz-Service GmbH, Frankfurt
 767   - DWS International Portfolio Management GmbH i.L., Frankfurt
 768   - DWS Investissements Services S.A.S., Paris
 769   - DWS Investment GmbH, Frankfurt
 770   - DWS Investments, Paris
 771   - DWS Investments FCP, Paris
 772   - DWS Investments Schweiz, Zurich
 773   - DWS Polska TFI S.A., Warschau
 774   - OOO "DWS Investment", Moskau
 775   - Treuinvest Service GmbH, Frankfurt
 776   DWS Investment S.A., Luxemburg
 777   Dynamic Funds (SICAV), Luxemburg
 778   econos consulting GmbH i.L., Eschborn
 779   - econos consulting limited (in member's voluntary liquidation), London
 780   EDORA Funding GmbH, Eschborn
 781   Elba Finance GmbH, Eschborn
 782   ELDO ERSTE Vermogensverwaltungs GmbH, Eschborn
 783   Ellsel Limited, London
 784   Erda Funding GmbH, Eschborn
 785   European Asian Bank (Hong Kong) Nominees Limited, Hongkong
 786   FARNA Beteiligungsgesellschaft mbH, Frankfurt
 787   FASTIL Beteiligungsgesellschaft mbH, Frankfurt
 788   FAUTEON Beteiligungsgesellschaft mbH, Frankfurt
 789   FETUM Beteiligungs Aktiengesellschaft, Frankfurt
 790   Franz Urbig- und Oscar Schlitter-Stiftung Gesellschaft mit beschrankter
          Haftung, Frankfurt
 791   Funds Nominees Limited, London
 792   GAT Golf am Tegernsee GmbH & Co. Grundstucks-Verwaltungs KG, Gmund am
          Tegernsee
 793   Glengarry Investments S.A.R.L., Luxemburg
 794   Global Diversified Investment Grade Private Trust, Toronto
 795   Golf-Club Margarethenhof am Tegernsee Verwaltungs GmbH, Waakirchen
 796   Gut Kaden Golf und Land Club GmbH, Alveslohe
 797   HAMBU Verwaltungsgesellschaft mbH, Hamburg
 798   Hessische Immobilien-Verwaltungs-Gesellschaft mbH, Eschborn
 799   Horka Ingatlankezeloes Befekteto Korlatolt Felelossegu Tarsasag, Budapest
 800   Hudson Funding GmbH & Co. KG, Frankfurt
 801   Hudson GmbH, Eschborn
 802   Hypotheken-Verwaltungs-Gesellschaft mbH, Frankfurt
 803   Ironland Limited, London
 804   Joliet Finance LLC, Wilmington
 805   KHP Knuppe, Huntebrinker & Co. GmbH, Osnabruck
 806   Klockner Industriebeteiligungsgesellschaft mbH, Eschborn
 807   LaSalle Finance LLC, Wilmington
 808   Latsel No. 2 Limited, London
 809   Latsel No. 3 Limited, London
 810   Licorne Gestion, Puteaux
 811   Marine Investments YK, Tokio
 812   Marine Operator Limited, London
 813   Matura Vermogensverwaltung mit beschrankter Haftung, Frankfurt
 814   Maxblue Americas Holdings, S.A., Madrid (Teilkonzern/Sub-group)
 815   - MXB U.S.A., Inc., Wilmington
 816   maxblue Limited, Dublin
 817   MEPO Beteiligungs Aktiengesellschaft, Frankfurt
 818   Midsel Limited, London
 819   MIWA Beteiligungsgesellschaft mbH, Frankfurt
 820   modernes Frankfurt private Gesellschaft fur Stadtentwicklung mbH,
          Frankfurt
 821   Morgan Grenfell Investments N.V., Amsterdam
 822   Morgan Nominees Limited, London
 823   NIESA Beteiligungs Aktiengesellschaft, Frankfurt

 824   Nordwestdeutscher Wohnungsbautrager Gesellschaft mit beschrankter
          Haftung, Frankfurt
 825   OAO DB Securities (Kazakhstan), Alma Ata
 826   OOO Deutsche Bank, Moskau
 827   Payton LLC, Wilmington
 828   PELMO Beteiligungsgesellschaft mbH, Frankfurt
 829   Pembol Nominees Limited, London
 830   REIPA Beteiligungs Aktiengesellschaft, Frankfurt
 831   ROPA Beteiligungsgesellschaft mbH, Frankfurt
 832   SB-Bauspar Vermittlungsgesellschaft mbH, Frankfurt
 833   Schiffsbetriebsgesellschaft Brunswik mbH, Hamburg
 834   Schiffshypothekenbank zu Lubeck Aktiengesellschaft, Hamburg
 835   SLB Funding GmbH, Eschborn
 836   Sturt No. 1 Limited, London
 837   Sturt No. 2 Limited, London
 838   Suddeutsche Bank Gesellschaft mit beschrankter Haftung, Frankfurt
 839   Suddeutsche Vermogensverwaltung Gesellschaft mit beschrankter Haftung,
          Frankfurt
 840    Taunus Corporation, Wilmington (Teilkonzern/Sub-group)
 841   - ABFS I Incorporated, Baltimore
 842   - Abico Inc., Wilmington
 843   - ABS Leasing Services Company, Chicago
 844   - ABS MB Limited, Baltimore
 845   - Accounting Solutions Holding Company, Inc., Wilmington
 846   - Alex. Brown & Sons Finance Limited, Baltimore
 847   - Alex. Brown & Sons Holdings Limited (in member's voluntary liquidation), London
 848   - Alex. Brown & Sons Investments Limited (in member's voluntary liquidation), London
 849   - Alex. Brown Asset Management Incorporated, Baltimore
 850   - Alex. Brown Financial Corporation, Wilmington
 851   - Alex. Brown Financial Services Incorporated, Baltimore
 852   - Alex. Brown Insurance Agency Incorporated, Baltimore
 853   - Alex. Brown Insurance Agency of Massachusetts, Inc., Boston
 854   - Alex. Brown Insurance Agency of Texas, Inc., Dallas
 855   - Alex. Brown Investments Incorporated, Baltimore
 856   - Alex. Brown Management Services, Inc., Baltimore
 857   - Allsar Inc., Wilmington
 858   - Altamira LLC, Wilmington
 859   - AM-DB Nevada, Inc., Las Vegas
 860   - Americas Trust Servicios de Consultoria, S.A., Madrid
 861   - Annandale LLC, Wilmington
 862   - Archimedes LLC, Wilmington
 863   - Argent Incorporated, Baltimore
 864   - Aryabhatta LLC, Wilmington
 865   - Atlantic No. 1 Limited, London
 866   - B.T.I. Investments, London
 867   - Bankers Company Inc., Trenton
 868   - Bankers Company of New York, New York
 869   - Bankers International Corporation, New York
 870   - Bankers International Corporation (Brasil) Ltda, Sao Paulo
 871   - Bankers International Corporation 1996-1, Wilmington
 872   - Bankers Trust Caribe Capital Markets, Inc., Hato Rey
 873   - Bankers Trust Holdings (U.K.) Limited, London
 874   - Bankers Trust International Finance (Jersey) Limited, St. Helier
 875   - Bankers Trust Investments PLC, London
 876   - Bankers Trust Nominees Limited, London
 877   - Bankers Trust Securities (Pacific) Limited, Hongkong
 878   - Barkly Investments Ltd., St. Helier
 879   - Beachwood Properties Corp., New York
 880   - Black Gold Holdings Ltd., Georgetown
 881   - Black Gold S.A., Buenos Aires
 882   - Bleeker Investments Limited, Wilmington
 883   - Blue Cork, Inc., Wilmington
 884   - Bluewater Creek Management Co, Wilmington
 885   - Bolar Flat LLP, Wilmington
 886   - Bonsai Investment AG, Zurich
 887   - Britannia Limited, London
 888   - Brookhill Center, Inc., New York
 889   - Broome Investments Limited, Wilmington
 890   - BT (Far East) Limited, Hongkong
 891   - BT Advisory Services (Malaysia) Sdn Bhd, Kuala Lumpur
 892   - BT Alex. Brown & Sons Limited (in member's voluntary liquidation),
          London
 893   - BT American Securities (Luxembourg) Sarl, Luxemburg
 894   - BT Asia Limited, Hongkong
 895   - BT Asia Synergies Limited, Hongkong
 896   - BT Atlantic Investments No 1 Limited, Georgetown
 897   - BT Atlantic Investments No 2 Limited, Georgetown
 898   - BT Atlantic Investments No 3 Limited, Georgetown

 899   - BT Atlantic Investments No 4 Limited, Georgetown
 900   - BT Atlantic Investments No 5 Limited, Georgetown
 901   - BT Azure No. 1 Limited, Georgetown
 902   - BT Ben Nevis Limited, Georgetown
 903   - BT Boasley (Cayman) Limited, Georgetown
 904   - BT Bram Limited, Georgetown
 905   - BT Brokerage Corporation, Wilmington
 906   - BT Brokerage Nominees Ltd., Hongkong
 907   - BT Bryce Limited, Georgetown
 908   - BT Capital Trust A, Wilmington
 909   - BT Cascades No. 2 Limited, Georgetown
 910   - BT Cascades No. 3 Limited, Georgetown
 911   - BT Cayman Income No. 1, Georgetown
 912   - BT Cayman Income No. 2, Georgetown
 913   - BT Commercial Corporation, New York
 914   - BT CTAG Nominees Limited, London
 915   - BT Devonport Limited, Georgetown
 916   - BT Emeraude Limited, Georgetown
 917   - BT Empreendimentos e Participacoes Ltda., Sao Paulo
 918   - BT Finance (Jersey) No.1, St. Helier
 919   - BT Finance (Jersey) No.2, St. Helier
 920   - BT Finance (Jersey) No.3, St. Helier
 921   - BT Finance (Leasing) Limited, London
 922   - BT Finance (Leasing) No. 2 Limited, London
 923   - BT Finance L.P., Georgetown
 924   - BT Foreign Investment Corporation 1995 Trust - III, Wilmington
 925   - BT Foreign Investment Corporation 1995 Trust - IV, Wilmington
 926   - BT Foreign Investment Corporation 1997 Trust, St. Helier
 927   - BT Foreign Investment Corporation 1997 Trust No. 2, Wilmington
 928   - BT Foreign Investment Corporation 1997 Trust No. 3, St. Helier
 929   - BT Foreign Investment Corporation 1998 Trust No. 1, Wilmington
 930   - BT Foreign Investment Corporation 1998 Trust No. 2, Wilmington
 931   - BT Foreign Investment Corporation 1998 Trust No. 3, Wilmington
 932   - BT Foreign Investment Corporation 1998 Trust No. 4, Wilmington
 933   - BT Fund Managers (Ireland) Limited, Dublin
 934   - BT Funding, L.P., Baltimore
 935   - BT Globenet Nominees Limited, London
 936   - BT Harborside Urban Renewal Corporation, West Trenton
 937   - BT Hobart (Cayman) No. 1 Limited, Georgetown
 938   - BT Holdings (Europe) Limited, Wilmington
 939   - BT Institutional Capital Trust A, Wilmington
 940   - BT Institutional Capital Trust B, Wilmington
 941   - BT International (Nigeria) Ltd., Lagos
 942   - BT International Trading Corporation, New York
 943   - BT Investment Partners, Inc., Wilmington
 944   - BT Investments (Cayman) No 1 Limited, Georgetown
 945   - BT LA Holdings, L.L.C., New York
 946   - BT Management Partners, L.P., Wilmington
 947   - BT Maulbronn GmbH, Eschborn
 948   - BT McKinley Limited, Georgetown
 949   - BT MH Finance GP, Georgetown
 950   - BT Milford (Cayman) Limited, Georgetown
 951   - BT Mortgage Investments Inc., Baltimore
 952   - BT Muritz GmbH, Eschborn
 953   - BT Murrayfield Limited, Edinburgh
 954   - BT Newco Limited, Georgetown
 955   - BT Notes Limited, Georgetown
 956   - BT Opera Trading S.A., Paris
 957   - BT Ormond No. 3, L.P., Wilmington
 958   - BT Partnership Management II, LLC, New York
 959   - BT Pension Fund Trustees Limited, London
 960   - BT Preferred Capital Trust II, Wilmington
 961   - BT Realty Resources, Inc., New York
 962   - BT RMS GP 1, Georgetown
 963   - BT RMS GP 2, Georgetown
 964   - BT RMS GP 3, Georgetown
 965   - BT Sable LLC, Wilmington
 966   - BT Southwest, Inc., Houston
 967   - BT Straits, Inc., New York
 968   - BT Tasman (Cayman) No. 5 Limited, Georgetown
 969   - BT Vordertaunus (Luxembourg) SARL, Luxemburg
 970   - BT Vordertaunus Verwaltungs- und Beteiligungsgesellschaft mbH, Eschborn
 971   - BT Yosemite, Georgetown
 972   - BT/ABKB Partnership Management, Los Angeles
 973   - BTC 97 SP, LLC, Wilmington

 974   - BTC Capital Trust I, Wilmington
 975   - BTC Mortgage Investors Trust 1996-S1, New York
 976   - BTC Mortgage Investors Trust 1997-S1, New York
 977   - BTCM Properties Corporation, Wilmington
 978   - BTFIC Portugal Gestao e Investimentos (Sociedade Unipessal) S.A.,
            Madeira
 979   - BTIP Israel LLC, Wilmington
 980   - BTMWB Investments No.1 Limited, St. Helier
 981   - BTR Trust 1999 S-1, New York
 982   - BTVR Investments No. 1 Limited, St. Helier
 983   - Budget Hotels No. 1 Limited, St. Helier
 984   - Bull Pasture LLP, Wilmington
 985   - C.J. Lawrence Inc., Wilmington
 986   - Cable Beach L.P., Wilmington
 987   - Caneel Bay Holding Corp., Chicago
 988   - Cape Acquisition Corp, New York
 989   - CapeSuccess LLC, Wilmington
 990   - CapeSuccess, Inc., Wilmington
 991   - Career Blazers Career Corporation, New York
 992   - Career Blazers Consulting Services, Inc., Albany
 993   - Career Blazers Contingency Professionals, Inc., Albany
 994   - Career Blazers Learning Center of Los Angeles, Inc., Los Angeles
 995   - Career Blazers LLC, Wilmington
 996   - Career Blazers Management Company, Inc., Albany
 997   - Career Blazers New York, Inc., Albany
 998   - Career Blazers of Ontario, Inc., London, Ontario
 999   - Career Blazers Partnering Company, Inc., Albany
1000   - Career Blazers Personnel Services of Washington, D.C., Inc.,
          Washington D.C.
1001   - Career Blazers Personnel Services, Inc., Albany
1002   - Career Blazers Service Company, Inc., Wilmington
1003   - Caribbean Resort Holdings, Inc., New York
1004   - Castlewood Expansion Partners, LP, New York
1005   - CBI NY Training, Inc., Albany
1006   - Cedar Investment Co., Wilmington
1007   - Charlton (Delaware), Inc., Wilmington
1008   - Civic Investments Limited, St. Helier
1009   - CLA-DB Nevada, Inc, Las Vegas
1010   - ClarksonX Inc., Wilmington
1011   - Cloverdale Road LP, Wilmington
1012   - CNS Cayman Holdings One Ltd., Georgetown
1013   - Compensa Holdings (Cayman) Ltd., Georgetown
1014   - Cottesloe LLC, Wilmington
1015   - Crosby Investments Limited, Wilmington
1016   - Cyrus J. Lawrence Capital Holdings, Inc., Wilmington
1017   - D.B. Foreign Investment Corporation, Wilmington
1018   - D.B. International Delaware, Inc., Wilmington
1019   - D.B. Overseas Representatives, Inc., Wilmington
1020   - DB (Pacific) Limited, Wilmington
1021   - DB (Pacific) Limited, New York, New York
1022   - DB Advisors, L.L.C., New York
1023   - DB Alex. Brown Holdings Incorporated, Wilmington
1024   - DB Alternative Trading Inc., Wilmington
1025   - DB Americas Funding Corp., Wilmington
1026   - DB Arbitrage Mortgage Inc., Baltimore
1027   - DB Asset Finance LLP, Wilmington
1028   - DB Azure (Delaware) LLC, Wilmington
1029   - DB Baltimore, Inc., New York
1030   - DB Barbados, Inc., Wilmington
1031   - DB Barges, Inc., Wilmington
1032   - DB Bedford Investments Limited, Wilmington
1033   - DB Bluebell Investments (Cayman) Partnership, Georgetown
1034   - DB Boca Mortgage Corp., Baltimore
1035   - DB Callisto LLP, Wilmington
1036   - DB Capital Advisors, Inc., Wilmington
1037   - DB Capital Funding Corporation, Wilmington
1038   - DB Capital Holdings 2, Inc., Wilmington
1039   - DB Capital Investments, Inc., Wilmington
1040   - DB Capital Management, Inc., Wilmington
1041   - DB Capital Mortgage Corp., Baltimore
1042   - DB Capital Partners Latin America, G.P. Limited, Georgetown
1043   - DB Capital Partners, Inc., Wilmington
1044   - DB Capital Partners, Latin America, LP, Georgetown
1045   - DB Capital, Inc., New York
1046   - DB Cascades No. 1 LLC, Wilmington
1047   - DB Cash Mortgage Corp., Baltimore
1048   - DB Crown Mortgage Corp., Baltimore

1049   - DB Depositor Inc., New York
1050   - DB Eagle Mortgage Corp., Baltimore
1051   - DB Energy Trading LLC, Wilmington
1052   - DB Equipment Leasing, Inc., New York
1053   - DB Equities Corporation, Wilmington
1054   - DB Equity Mortgage Corp., Baltimore
1055   - DB Europa LP, Wilmington
1056   - DB Ever, Inc., New York
1057   - DB Finance Holdings, Inc., Wilmington
1058   - DB Finance Japan Yugen Kaisha, Tokio
1059   - DB Franklin Investments Inc., Wilmington
1060   - DB Funding Corporation # 1, Wilmington
1061   - DB Funding Corporation # 3, Wilmington
1062   - DB Funding Corporation # 4, Wilmington
1063   - DB Funding Corporation # 5, Wilmington
1064   - DB Funding Corporation # 6, Wilmington
1065   - DB Galil Finance, Inc., Wilmington
1066   - DB Gamla (Cayman), Georgetown
1067   - DB Ganymede Corp., Georgetown
1068   - DB Green Mortgage Corp., Baltimore
1069   - DB Green, Inc., New York
1070   - DB Hawks Nest, Inc., Wilmington
1071   - DB Holdings (Asia) Limited, Wilmington
1072   - DB Holdings (New York), Inc., New York
1073   - DB Holdings (South America) Limited, Wilmington
1074   - DB Horizon, Inc., Wilmington
1075   - DB Hubert Investments Limited, Wilmington
1076   - DB Hudson, LLC, New York
1077   - DB Investment Management, Inc., Wilmington
1078   - DB Investment Managers, Inc., Wilmington
1079   - DB Investment Resources (US) Corporation, New York
1080   - DB Investments (Australia) LLC, Wilmington
1081   - DB Io LP, Wilmington
1082   - DB IROC Leasing Corp., New York
1083   - DB Jefferson Investments Limited, Wilmington
1084   - DB Keystone, LLC, Wilmington
1085   - DB King Investments Limited, Wilmington
1086   - DB Lafayette Investments Limited, Wilmington
1087   - DB Laight Investments Limited, Wilmington
1088   - DB Leda, Inc., Wilmington
1089   - DB Leroy Investments LLC, Wilmington
1090   - DB Lexington Investments Inc., Wilmington
1091   - DB Liberty, Inc., Wilmington
1092   - DB Liquid Mortgage Corp., Baltimore
1093   - DB Madison, LLC, Wilmington
1094   - DB Metis, Inc., Wilmington
1095   - DB Mezzanine Fund Managing Member, LLC, New York
1096   - DB Moore Investments Limited, Wilmington
1097   - DB Office Workplaces Inc., Wilmington
1098   - DB Oriole Trust, Wilmington
1099   - DB Overseas Finance Delaware, Inc., Wilmington
1100   - DB Partner Mortgage Corp., Baltimore
1101   - DB Partnership Management, Ltd., Wilmington
1102   - DB Perry Investments Limited, Wilmington
1103   - DB Philmor, Inc., New York
1104   - DB Potomac, Inc., New York
1105   - DB Private Clients Corp., Wilmington
1106   - DB Pyramid Corp., New York
1107   - DB Rivington Investments Limited, Georgetown
1108   - DB Rugby Finance (Cayman), Georgetown
1109   - DB Rutland Finance Limited, Ramat Gan
1110   - DB Samay Finance No. 2, Inc., Wilmington
1111   - DB Second Funding Corp., Wilmington
1112   - DB Service Centre Limited, Dublin
1113   - DB Services (New York), Inc., New York
1114   - DB Services New Jersey, Inc., Trenton
1115   - DB Services Tennessee, Inc., Wilmington
1116   - DB Servicios Mexico, S.A. de C.V., Mexiko Stadt
1117   - DB Shenandoah, Inc., Wilmington
1118   - DB Stanton Investments LLC, Wilmington
1119   - DB Strategic Leasing LLP, Wilmington
1120   - DB Structured Products, Inc., Wilmington
1121   - DB U.S. Financial Markets Holding Corporation, Wilmington
1122   - DB Vandam Investments Limited, Wilmington
1123   - DB Ventures (New York), Inc., New York

1124   - DB Vestry Investments Limited, Wilmington
1125   - DB Warren Investments Limited, Georgetown
1126   - DB Waverly Investments Limited, Wilmington
1127   - DB Yarden Finance Limited, Ramat Gan
1128   - DB-SP Holdings, Inc., Wilmington
1129   - DBAB Wall Street, LLC, Wilmington
1130   - DBAH Capital, LLC, New York
1131   - DBAH Funding Corp., Wilmington
1132   - DBBICVI, Inc., St. Thomas
1133   - DBCG LLP, Wilmington
1134   - DBD 1997 BR Corp., Wilmington
1135   - DBD 2001 HDMF-1 Corp., Wilmington
1136   - DBD Hanover Corporation, Wilmington
1137   - DBD Mezzanine Corp., Wilmington
1138   - DBD Pilgrim America Corp., Wilmington
1139   - DBD-1996 NPC 1 Corp., Wilmington
1140   - DBD-1996 NPC 1 L.L.C., Wilmington
1141   - DBD-1996 NPC 2 L.L.C., Wilmington
1142   - DBD-1997 HHC Corporation, Wilmington
1143   - DBINZ LP, Wilmington
1144   - DBNY Brazil Investment Co., Wilmington
1145   - DBRE Specified Holdings, L.L.C., Wilmington
1146   - DBS Technology Ventures, L.L.C., Wilmington
1147   - DBUSH Funding Corp., Wilmington
1148   - DBVR Investments No. 3 Limited, Wilmington
1149   - Deer River, L.P., Wilmington
1150   - Deutsche (Aotearoa) Capital Holdings New Zealand, Auckland
1151   - Deutsche (Aotearoa) Foreign Investments New Zealand, Auckland
1152   - Deutsche (SIS) Investment Corporation, New York
1153   - Deutsche (SRV) Investment Corporation, New York
1154   - Deutsche (SS&C) Investment Corporation, New York
1155   - Deutsche Alt-A Securities, Inc., Wilmington
1156   - Deutsche Aoteara Limited, Georgetown
1157   - Deutsche Asset Management Canada Limited, Toronto
1158   - DEUTSCHE BANK (CHILE) S.A., Santiago
1159   - DEUTSCHE BANK A.S., Istanbul
1160   - Deutsche Bank Americas Holding Corp., New York
1161   - Deutsche Bank Berkshire Mortgage, Inc., Wilmington
1162   - Deutsche Bank Capital Holdings, Inc., Wilmington
1163   - Deutsche Bank Florida, N.A., Palm Beach
1164   - Deutsche Bank Holdings, Inc., Wilmington
1165   - Deutsche Bank Insurance Agency of Delaware, Inc., Wilmington
1166   - Deutsche Bank International Corporation, Miami
1167   - Deutsche Bank Mortgage Capital, L.L.C., Wilmington
1168   - Deutsche Bank Mortgage Services, Inc., Wilmington
1169   - Deutsche Bank Mexico S.A. Institucion de Banca Multiple, Mexiko Stadt
1170   - Deutsche Bank National Trust Company, Los Angeles
1171   - Deutsche Bank Securities Inc., Wilmington
1172   - Deutsche Bank Trust Company Americas, New York
1173   - Deutsche Bank Trust Company Connecticut Ltd., Greenwich
1174   - Deutsche Bank Trust Company Delaware, Wilmington
1175   - Deutsche Bank Trust Company New Jersey Ltd., Jersey City
1176   - Deutsche Bank Trust Company New York, New York
1177   - Deutsche Bank Trust Corporation, New York
1178   - Deutsche Canada Investor Services Co., Halifax
1179   - Deutsche Capital Asset Corporation, New York
1180   - Deutsche Capital Planning Corporation, New York
1181   - Deutsche Capital Stock Corporation, New York
1182   - Deutsche Cayman L.A. Power II - C Ltd., Georgetown
1183   - Deutsche Cayman L.A. Power II - P Ltd., Georgetown
1184   - Deutsche Cayman Ltd., Georgetown
1185   - Deutsche Financial Services Puerto Rico Corporation, San Juan
1186   - Deutsche Global Securities Services Australia Pty Limited, Sydney
1187   - Deutsche International Corporate Services (Delaware) LLC, Wilmington
1188   - Deutsche International Nautical, Georgetown
1189   - Deutsche International Pacific, Georgetown
1190   - Deutsche Inversiones Limitada, Santiago
1191   - Deutsche Investment Management Americas Inc., New York
1192   - Deutsche Leasing Florida, Inc., Wilmington
1193   - Deutsche Leasing New York Corp., New York
1194   - Deutsche Master Funding Corporation, Wilmington
1195   - Deutsche Mortgage & Asset Receiving Corporation, Wilmington
1196   - Deutsche Mortgage Securities, Inc., Wilmington
1197   - Deutsche Realty Holdings (II) LLC, Salem
1198   - Deutsche Realty Holdings Corporation, New York

1199   - Deutsche Securities Corredores de Bolsa Ltda., Santiago
1200   - Deutsche Securities, S.A. de C.V., Casa de Bolsa, Mexiko Stadt
1201   - Deutsche Trust (Cayman) Ltd., Georgetown
1202   - Deutsche Union Finanzberatungsgesellschaft mbH, Frankfurt
1203   - DFC Residual Corporation, Henderson
1204   - DMG Technology Management, L.L.C., Wilmington
1205   - DMJV, New York
1206   - DowningX LLC, Wilmington
1207   - EA Advisers Incorporated, Wilmington
1208   - EA Strategies LLC, Wilmington
1209   - Eastgate 97 SP, LLC, Wilmington
1210   - Edgewater Properties SPC Corporation, New York
1211   - Emerald Properties Corp., New York
1212   - Equator Holdings, Ltd., Wilmington
1213   - Ero Properties, Inc., New York
1214   - Estate Holdings, Inc., St. Thomas
1215   - FIC Globe LLC, Wilmington
1216   - Filaine, Inc., Wilmington
1217   - Firstee Investments LLC, Wilmington
1218   - FJC Property Corp, Wilmington
1219   - Flinders LLC, Wilmington
1220   - Franklin Woods Corporation, New York
1221   - G Finance Holding Corp., Wilmington
1222   - G.I.S.T. Investments, Inc., New York
1223   - GACC Funding Corporation, Wilmington
1224   - GAFCo Funding Corp., Dover
1225   - Garnet Properties Corp., New York
1226   - Gemini Technology Services Inc., Wilmington
1227   - German American Capital Corporation, Baltimore
1228   - Glacier Mountain, L.P., Wilmington
1229   - Global Alliance Finance Company, L.L.C., Dover
1230   - Global Processing Services, Inc., Wilmington
1231   - GlobalX LLC, Wilmington
1232   - Greene Investments Limited, Georgetown
1233   - Greenville Mall, Inc., Wilmington
1234   - GreenwichX LLC, Wilmington
1235   - Greenwood Properties Corp., New York
1236   - Greenwood Theaters, LLC, Wilmington
1237   - Hac Investments Limited, Wilmington
1238   - HAC Investments Portugal - Servicos de Consultadoria e Gastao Ltda.,
          Lissabon
1239   - Hammurabi Delaware Inc., Wilmington
1240   - Hanover Partners, LP, Wilmington
1241   - Hone Quarry LP, Georgetown
1242   - HudsonX Inc., Wilmington
1243   - Huron Leasing, LLC, Wilmington
1244   - Huygens Inc., Wilmington
1245   - Immedient 1 Inc., Denver
1246   - Immedient 2 Inc., Austin
1247   - Immedient Acquisition I Corporation, Wilmington
1248   - Immedient Acquisition II Corp., Wilmington
1249   - Immedient, Inc., Wilmington
1250   - Investment Company Capital Corporation, Wilmington
1251   - J. Thompson Companies, Inc., Austin
1252   - Jasmin Investors, Inc., New York
1253   - JYD Investments LLC, Wilmington
1254   - Korea Bond Fund Management Co, Ltd., Georgetown
1255   - LAC Investments Ltd., Wilmington
1256   - Lake Moomaw Inc., Wilmington
1257   - Lark Street, Inc., Wilmington
1258   - Leibniz LLC, Wilmington
1259   - Liberty Investments Limited, Georgetown
1260   - Linton No.1 Limited, London
1261   - Linton No.2 Limited, London
1262   - Linwood Properties Corp., New York
1263   - Lions Hill Finance Partners, Wilmington
1264   - Long-Tail Risk Insurers, Ltd., Hamilton
1265   - LU Holding Corp., Wilmington
1266   - LW Holding Corporation, Wilmington
1267   - M.I.S.T. Investments, Inc., New York
1268   - MAC Investments Ltd., Georgetown
1269   - MacDougal Investments Limited, Wilmington
1270   - Makapuu Inc., Wilmington
1271   - Mallard Place, Inc., Wilmington
1272   - Mayfair Center, Inc, Wilmington
1273   - McClintic Point LP, Wilmington

1274   - Melba Investors Southeast, Inc., New York
1275   - Mercer Investments Limited, Wilmington
1276   - Metis Properties Limited, London
1277   - Mezzbroadway, LLC, Wilmington
1278   - Middlewood Properties Corp., New York
1279   - Milltip Limited, London
1280   - MMDB Noonmark LLC, Wilmington
1281   - Moose Lake LLP, Wilmington
1282   - MP Commercial Inc., Wilmington
1283   - Mystic Garage Properties Corp., Wilmington
1284   - Mystic Land I Properties Corp., Wilmington
1285   - Mystic Land II Properties Corp., Wilmington
1286   - Mystic Land III Properties Corp., Wilmington
1287   - Mystic Land IV Properties Corp., New York
1288   - Mystic Office Properties Corp., Wilmington
1289   - National Discount Brokers Group, Inc., Wilmington
1290   - NDB Capital Markets Corporation, Wilmington
1291   - NDB Capital Markets, L.P., Wilmington
1292   - NDBCM California Corporation, Wilmington
1293   - New M Corp., Wilmington
1294   - Newhall LLC, Wilmington
1295   - Newport Harbor Corporation, Delaware, Wilmington
1296   - NewportX Inc., Wilmington
1297   - Newton Financial LLP, Wilmington
1298   - Newtrax, Inc., New York
1299   - North American Income Fund PLC, Dublin
1300   - Northwoods Finance Partners, Wilmington
1301   - Novoquote Limited, London
1302   - Oakwood Properties Corp., Wilmington
1303   - Old Wagon LP, Wilmington
1304   - P.A.S. Pro Active Sales S.A., Buenos Aires
1305   - PacificX LLC, Wilmington
1306   - Parkwood New York LLC, Wilmington
1307   - Parkwood Properties Corp., New York
1308   - Pelleport Investors, Inc., New York
1309   - Phoenix I Ltd., Georgetown
1310   - Pilgrim Financial Services LLP, Wilmington
1311   - Pinewood Properties Corp., New York
1312   - PLA - DB Nevada, Inc., Las Vegas
1313   - Portsea LLC, Wilmington
1314   - 225 Properties Corp., New York
1315   - Protean Investors, Inc., New York
1316   - PT Bina Tatalaksana Pasifik, Jakarta
1317   - PT BT Prima Securities Indonesia, Jakarta
1318   - Pyramid Holdings B.V., Amsterdam
1319   - Pyramid Investments PLC, London
1320   - Pyramid Office Properties Limited, London
1321   - Pyramid Ventures, Inc., Wilmington
1322   - Q.I.S.T. Investors Inc., New York
1323   - Reade, Inc., Wilmington
1324   - Realprop Investors Pacific, Inc., New York
1325   - Red Lodge, L.P., Wilmington
1326   - REO Properties Corporation, Wilmington
1327   - Reo Resources, Inc., New York
1328   - Ripple Creek, L.P., Wilmington
1329   - River Bluff LLP, Wilmington
1330   - Riverton Investments LLC, Wilmington
1331   - RNA Advisors, LLC, Wilmington
1332   - RoAdco I, Inc., Wilmington
1333   - RoAdco II, Inc., Wilmington
1334   - RoCalwest, Inc., Wilmington
1335   - RoClarendon, Inc., Wilmington
1336   - RoColorado, Inc., Wilmington
1337   - Rodo Nominees Limited (in member's voluntary liquidation), London
1338   - Rodocanachi Leasing Limited, London
1339   - RoManco I, Inc., Wilmington
1340   - RoManco II, Inc., Wilmington
1341   - Romeo One, LLC, Wilmington
1342   - Romeo Three, LLC, Wilmington
1343   - Romeo Two, LLC, Wilmington
1344   - Romeo U.S. Group, Inc., Wilmington
1345   - RoPacific, Inc., Wilmington
1346   - RoPro U.S. Holding, Inc., Wilmington
1347   - RoProperty U.S.A., Inc., Wilmington
1348   - RoSharp II, Inc., Wilmington

1349   - RoSmart, LLC, Wilmington
1350   - RoValue-Added, Inc., Wilmington
1351   - RREEF America, L.L.C., Chicago
1352   - RREEF Management Company, Chicago
1353   - RREEF Management LLC, Chicago
1354   - Ruby Investments LLC, Wilmington
1355   - Sagamore Limited, London
1356   - Sapphire Aircraft Leasing and Trading Limited, London
1357   - Sapphire Investments LLC, Wilmington
1358   - Sceptre Investments LLC, Wilmington
1359   - Scudder Annuities and Life Services of Alabama, Inc., Chicago
1360   - Scudder Annuities and Life Services, Inc., Chicago
1361   - Scudder Distributors Inc., Chicago
1362   - Scudder Financial Services Inc., Boston
1363   - Scudder Fund Accounting Corporation, Boston
1364   - Scudder Insurance Agency of New York, Inc., New York
1365   - Scudder Insurance Agency, Inc., Boston
1366   - Scudder Insurance Agency, Inc. (California), Los Angeles
1367   - Scudder Investments Marketing Services, Inc., Chicago
1368   - Scudder Investments Service Company, Kansas City
1369   - Scudder Investor Services, Inc., Boston
1370   - Scudder Service Corporation, Boston
1371   - Scudder Trust Company, Salem
1372   - Seaford Milford Properties, Inc., New York
1373   - Sedona One LLC, Wilmington
1374   - Seneca Delaware, Inc., Wilmington
1375   - Seneca Leasing Partners, L.P., Wilmington
1376   - Serviced Office Investments Limited, St. Helier
1377   - Sharps SP I LLC, Wilmington
1378   - Sherwood Properties Corp., Wilmington
1379   - Shopready Limited, London
1380   - Silver Leaf 1 LLC, Wilmington
1381   - Southwood Properties Corp., New York
1382   - Spring Leasing Limited, London
1383   - Standard Trading Two LLC, Wilmington
1384   - Stoneridge Apartments, Inc., New York
1385   - Structured Finance Americas, LLC, Wilmington
1386   - SVP Partners, L.L.C., New York
1387   - Tanglewood Assisted Living Center, Inc., New York
1388   - Tapeorder Limited, London
1389   - Tapestry Investment LLC, Wilmington
1390   - TC Trustees Limited, London
1391   - Tempcraft, Inc., Austin
1392   - Tenedora de Valores S.A., Santiago
1393   - The Topiary Fund for Benefit Plan Investors (BPI) LLC, Summit
1394   - Thebe Trust, Wilmington
1395   - Tripod LLC, New York
1396   - TRS 1 LLC, Wilmington
1397   - TRS Eclipse LLC, Wilmington
1398   - TRS Elara LLC, Wilmington
1399   - TRS Metis LLC, Wilmington
1400   - TRS Thebe LLC, Wilmington
1401   - Upwood No. 1 Limited, London
1402   - Upwood No. 2 Limited, London
1403   - US Masthead Coinvestment, L.P., Wilmington
1404   - US Masthead No. 1, Inc., Wilmington
1405   - US Masthead No. 2, Inc., Wilmington
1406   - US Masthead No. 3, Inc., Wilmington
1407   - US Masthead No. 4, Inc., Wilmington
1408   - US Masthead No. 5, Inc., Wilmington
1409   - US Masthead, LLC, Wilmington
1410   - Varick Investments Limited, Wilmington
1411   - VI Resort Holdings, Inc., New York
1412   - Walton Tract LLP, Wilmington
1413   - WestX Inc., Wilmington
1414   - Whispering Woods LLC, Wilmington
1415   - Whistling Pines LLC, Wilmington
1416   - Whitewood Properties Corp., New York
1417   - Wildriver Finance Company, Georgetown
1418   - Windsor Investment One LLC, Wilmington
1419   - Wintercrest Inc., Wilmington
1420   - Wolf Creek LP, Wilmington
1421   - Woodwardia LLC, Wilmington
1422   - World Trading (Delaware) Inc., Wilmington
1423   - Tempurrite Leasing Limited, London

1424   Tescsel Limited, London
1425   The World Markets Company GmbH i.L., Frankfurt
1426   TMG Vermogensverwaltungsgesellschaft mbH, Augsburg
1427   Transgermania Verwaltungsgesellschaft mit beschrankter Haftung, Hamburg
1428   TRISO Beteiligungs Aktiengesellschaft, Frankfurt
1429   UKF Building Services Limited, London
1430   UKF Leasing Limited, London
1431   VORNA Beteiligungsgesellschaft mbH, Frankfurt
1432   WEPLA Beteiligungsgesellschaft mbH, Frankfurt
1433   - Azurania SGPS LDA, Funchal
1434   - DB RE Global Real Estate Management 1A, Ltd., Georgetown
1435   - DB RE Global Real Estate Management 1B, Ltd., Georgetown
1436   - DB Real Estate Opportunities Management S.r.l., Mailand
1437   - Deutsche Commercial Property Anlagegesellschaft mbH & Co. KG, Eschborn
1438   - Gaudi Venture Investments B.V., Amsterdam
1439   - Whale Holdings S.a.r.l., Luxemburg
1440   WERDA Beteiligungsgesellschaft mbH, Eschborn
1441   40 West 53rd Associates Limited Partnership, New York
1442   WILH. AHLMANN Gesellschaft mit beschrankter Haftung, Kiel
1443   WOLBU Beteiligungsgesellschaft mbH, Frankfurt
1444   Xavex Capital Management SGR S.P.A., Mailand

       VARIABLE INTEREST ENTITIES
1445   AAD Balanced Company Limited, Georgetown
1446   Abbey National Financial Investments 3 BV, Amsterdam
1447   ABS Ventures IT, LP, Wilmington
1448   ACTIUM Leasobjekt GmbH & Co. Objekt Bietigheim OHG, Dusseldorf
1449   AG London Ltd., Road Town
1450   Amaranth Limited, Georgetown
1451   Argentina Capital Protected Investments Ltd, Georgetown
1452   Asset Repackaging Trust BV, Amsterdam
1453   Asset Repackaging Trust Five BV, Amsterdam
1454   Asset Repackaging Trust Four BV, Amsterdam
1455   Asset Repackaging Trust Six BV, Amsterdam
1456   Asset Repackaging Trust Three BV, Amsterdam
1457   Atlas Portfolio Select SPC, Georgetown
1458   Bellstead Holdings Limited, Gibraltar
1459   Bills Securitisation Limited, St. Helier
1460   Bincomerc - Servicos de Consultadoria, S.A., Lissabon
1461   BLI Beteiligungsgesellschaft fur Leasinginvestitionen mbH, Koln
1462   Blue Square Funding Limited, Gibraltar
1463   Bluestar Securities plc, Dublin
1464   Bozarche Limited, Georgetown
1465   Business Support One Y.K., Tokio
1466   Caesar Park Hotel Portugal, S.A., Sintra
1467   Capital Instruments Limited, Georgetown
1468   CAPRA Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Walbeck KG,
          Dusseldorf
1469   CIG (Jersey) Limited, St. Helier
1470   Coriolanus Limited, Dublin
1471   Cormac Valley Ltd. Series 1, Dublin
1472   Coronets Limited, Georgetown
1473   COUNTS 1998 Series II, Newark
1474   COUNTS 1998 Series III, Newark
1475   COUNTS Northwest 1989F Special Trust, Newark
1476   COUNTS Northwest 1999/1989F Special Trust A2, Newark
1477   COUNTS Northwest 1999/1989F Special Trust B1, Newark
1478   COUNTS Northwest 1999/1989F Special Trust B2, Newark
1479   COUNTS Series 1A, Newark
1480   COUNTS Series 2A, Newark
1481   COUNTS Series 2B, Newark
1482   COUNTS Series II 1997-A, Newark
1483   COUNTS Series II 1998-A, Newark
1484   COUNTS Trust Series 1999 - 1, Newark
1485   COUNTS Trust Series 2000 - 1, Newark
1486   COUNTS Trust Series 2000 - 2, Newark
1487   COUNTS Trust Series 2000 - 3, Newark
1488   COUNTS Trust Series 2000 - 4, Newark
1489   COUNTS Trust Series 2000 - 5, Newark
1490   COUNTS Trust Series 2000 - 6, Newark
1491   COUNTS Trust Series 2001 - 1, Newark
1492   COUNTS Trust Series 2001 - 2, Newark
1493   COUNTS Trust Series 2001 - 3, Newark
1494   COUNTS Trust Series 2001 - 4, Newark
1495   COUNTS Trust Series 2001 - 5, Newark
1496   COUNTS Trust Series 2001 - 6, Newark

1497   COUNTS Trust Series 2001 - 7, Newark
1498   COUNTS Trust Series 2001 - 8, Newark
1499   COUNTS Trust Series 2001 - 9, Newark
1500   COUNTS Trust Series 2002 - 10, Newark
1501   COUNTS Trust Series 2002 - 11, Newark
1502   COUNTS Trust Series 2002 - 3, Newark
1503   COUNTS Trust Series 2002 - 4, Newark
1504   COUNTS Trust Series 2002 - 5, Newark
1505   COUNTS Trust Series 2002 - 6, Newark
1506   COUNTS Trust Series 2002 - 7, Newark
1507   COUNTS Trust Series 2002 - 8, Newark
1508   COUNTS Trust Series 2002 - 9, Newark
1509   COUNTS Trust Series 2003 - 1, Newark
1510   COUNTS Trust Series 2003 - 2, Newark
1511   COUNTS Trust Series 2003 - 3, Newark
1512   COUNTS Trust Series 2003 - 4, Newark
1513   COUNTS Trust Series 2003 - 5, Newark
1514   COUNTS Trust Series 2003 - 6, Newark
1515   COUNTS Trust Series 2003 - 7, Newark
1516   COUNTS Trust Series 2004 - 1, Newark
1517   COUNTS Trust Series 2004 - 2, Newark
1518   COUNTS Trust Series 2004 - 4, Newark
1519   COUNTS Trust Series 2004 - 5, Newark
1520   COUNTS Trust Series 2004 - 6, Newark
1521   COUNTS Trust Series 2004 - 7, Newark
1522   Cranfield Aircraft Leasing Limited, Georgetown
1523   Credit-Linked and Structured Securities ("CLASS") Limited, St. Helier
1524   Czech Repackaged Euro Securities Transactions ("CREST") plc, Gibraltar
1525   D & S Capital YK, Tokio
1526   Dark Blue Investments Ltd, Georgetown
1527   DB Immobilienfonds 1 Wieland KG, Bad Homburg
1528   DB Immobilienfonds 14 Rhein-Pfalz Wohnen GmbH & Co. KG, Eschborn
1529   DB Immobilienfonds 4 Wieland KG, Frankfurt
1530   DB Immobilienfonds 5 Wieland KG, Bad Homburg
1531   DB Immobilienfonds Wohnanlage Mainz-Kastrich GmbH & Co. KG, Eschborn
1532   db Investor Solutions, Dublin
1533   DBB Investments Limited, Georgetown
1534   DBG Vermogensverwaltungsgesellschaft mbH, Frankfurt
1535   DEGRU Funfte Beteiligungsgesellschaft mbH, Eschborn
1536   Deutsche Grundbesitz-Beteiligungsgesellschaft Dr. Ruhl & Co.
          - Anlagefonds 1 - KG, Frankfurt
1537   DI Investments Corporation Y.K., Tokio
1538   DVCG Deutsche Venture Capital Gesellschaft mbH, Munchen
1539   DVCG Deutsche Venture Capital Gesellschaft mbH & Co. Fonds II KG, Munchen
1540   Earls Eight Limited, Georgetown
1541   Earls Five Limited, Georgetown
1542   Earls Four Limited, Georgetown
1543   Earls Limited, Georgetown
1544   Earls Seven Limited, Georgetown
1545   Earls Ten Limited, Georgetown
1546   Earls Three Limited, Georgetown
1547   EARLS Trading Limited, Georgetown
1548   Earls Two Limited, Georgetown
1549   Eirles Four Limited, Dublin
1550   Eirles One Limited, Dublin
1551   Eirles Three Limited, Dublin
1552   Eirles Two Limited, Dublin
1553   Emerging Markets Capital Protected Investments Ltd, Georgetown
1554   Epsom Limited, Gibraltar
1555   Erina Limited, St. Helier
1556   Felting SGPS, S.A., Lissabon
1557   Financiere Sicomax S.A., Paris
1558   Fortune Funds Limited, Georgetown
1559   GC Re, Hamilton
1560   Gilt-Edged Asset Repackaged Securities (GEARS) Limited, Gibraltar
1561   Global Capital Structures S.A., Luxemburg
1562   Grove Finance Limited, St. Helier
1563   Grundstucksverwaltung GmbH & Co. Objekt Wunstorf KG, Dusseldorf
1564   HABILIS Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Solingen KG,
          Dusseldorf
1565   Herodotus Limited, Georgetown
1566   HESTA Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Frankfurt KG,
          Dusseldorf
1567   High Honours PLC, London
1568   HOK Capital Y.K., Tokio
1569   Hooper Investments Limited, Gibraltar
1570   Hume Finance Limited Partnership, Sydney
1571   Hume Investment Limited Partnership, Sydney

1572   iBond Securities plc, Dublin
1573   ILV Anlagen Vermietungsgesellschaft mbH, Dusseldorf
1574   International Capital Structures S.A., Luxemburg
1575   Investor Solutions Limited, St. Helier
1576   Kings Limited, Georgetown
1577   Kondor 2001-A Limited, Georgetown
1578   Kondor 2001-B Limited, Georgetown
1579   Kyoto Properties TMK, Tokio
1580   Labuan (Cranfield) Aircraft Leasing Limited, Labuan
1581   LARS Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Hagen KG,
          Dusseldorf
1582   Latin American Sovereign Repackaged Notes Ltd, Georgetown
1583   LECTIO Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Weimar KG,
          Dusseldorf
1584   Linker Finance plc, Dublin
1585   LOCO Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Stockach OHG,
          Dusseldorf
1586   Loga Funding GmbH, Frankfurt
1587   London Wall 2002-1 plc, Dublin
1588   London Wall 2002-2 plc, Dublin
1589   LPG Shipping Limited, Georgetown
1590   Luxemburg (Sylvester) Sarl, Luxemburg
1591   M.A. Capital Y.K., Tokio
1592   MANDATA Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Krefeld KG,
          Dusseldorf
1593   MANDATA Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Ulm KG,
          Dusseldorf
1594   MEFIS Beteiligungsgesellschaft mbH, Eschborn
1595   Mercedes-Benz AG & Co. Grundstucksvermietung Objekte Baden-Baden und
          Dresden OHG, Dusseldorf
1596   Mesirow Absolute Return Fund Limited, Georgetown
1597   Mexico Capital Protected Investments Ltd, Georgetown
1598   MIRABILIS Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
          Berching KG, Dusseldorf
1599   Moldavia Limited, Georgetown
1600   Mountain Recovery Fund I Y.K., Tokio
1601   Narara Limited, St. Helier
1602   Oran Limited, Georgetown
1603   Palmetto Place Development LLC, Wilmington
1604   PEDIS Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Briloner KG,
          Dusseldorf
1605   PERXIS Beteiligungsgesellschaft mbH, Dusseldorf
1606   Platinum Guernsey Limited, St. Peter Port
1607   Portuguese Earls (PEARLS) Comercio e Servicos Ltda., Funchal
1608   PT. Vendhana Indonesia, Jakarta
1609   PUKU Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Velbert KG,
          Dusseldorf
1610   PURIM Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Burscheid KG,
          Dusseldorf
1611   QPL Lux S.a.r.l., Luxemburg
1612   Regal Limited, Georgetown
1613   Repackaged Asian Jurisdiction Assets Limited ("RAJAs"), Georgetown
1614   Repackaged Assets and Securities in Asia Limited, Singapur
1615   Repackaged Offshore Collateralised Kredit ("Rock") Limited, Gibraltar
1616   Repackaged Offshore Collateralised Kredit ("Rock2") Limited, Gibraltar
1617   RIBS BV, Amsterdam
1618   S & D Capital Y.K., Tokio
1619   SABIS Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
1620   SALUS Grundstucks-Vermietungsgesellschaft mbH, Dusseldorf
1621   SALUS Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
          Brandenburg KG, Dusseldorf
1622   SALUS Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
          Schwarzheide KG, Dusseldorf
1623   SANCTOR Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
          Nurnberg KG, Dusseldorf
1624   SANDIX Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
          Hafen KG, Dusseldorf
1625   SANDIX Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
          Malermarkt KG, Dusseldorf
1626   SANO Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
          Dortmund KG, Dusseldorf
1627   SANO Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
          Dusseldorf KG, Dusseldorf
1628   SANO Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
          Hamburg KG, Dusseldorf
1629   SARIO Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
          Mannheim KG, Dusseldorf
1630   SCANDO Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
          Datteln KG, Dusseldorf
1631   SCANDO Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
          Eisenach KG, Dusseldorf
1632   SCANDO Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
          Iserlohn KG, Dusseldorf
1633   SCANDO Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
          Osnabruck KG, Dusseldorf
1634   SCANDO Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
          Siekmann KG, Dusseldorf
1635   SERICA Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
          Frankfurt KG, Dusseldorf
1636   SILANUS Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
          Bonn KG, Dusseldorf
1637   SILEX Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
          Rostock und Leipzig KG, Dusseldorf
1638   SILEX Grundstucks-Vermietungsgesellschaft mbH Objekt Eduard
          Dyckerhoff OHG, Dusseldorf
1639   SILUR Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
          Markdorf KG, Dusseldorf
1640   SILUR Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
          Tubingen KG, Dusseldorf
1641   SILUR Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
          Uhingen KG, Dusseldorf
1642   SIRES-STAR LIMITED, Georgetown
1643   Sociedade Brasileira de Ativos e Financas Limitada, Georgetown
1644   SOMA Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
          Heidelberg KG, Dusseldorf
1645   SOREX Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
          Hutschenreuther KG, Dusseldorf
1646   SOREX Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt
          Ludenscheid KG, Dusseldorf

1647   SOREX Grundstucks-Vermietungsgesellschaft mbH & Co.
          Objekt Mainz KG, Dusseldorf
1648   SOSPITA Grundstucks-Vermietungsgesellschaft mbH & Co.
          Objekte Prima KG, Dusseldorf
1649   SOSPITA Grundstucks-Vermietungsgesellschaft mbH & Co.
          Objekte Sekunda KG, Dusseldorf
1650   Stormont Investments LLP, London
1651   Structured Securities Limited, Dublin
1652   SUPERA Grundstucks-Vermietungsgesellschaft mbH & Co.
          Objekt Eschenbach KG, Dusseldorf
1653   SUPERA Grundstucks-Vermietungsgesellschaft mbH & Co.
          Objekt Speyer KG, Dusseldorf
1654   SUSA Mobilien-Vermietungsgesellschaft mbH & Co.
          Objekte Prima KG, Dusseldorf
1655   SUSIK Grundstucks-Vermietungsgesellschaft mbH & Co.
          Objekt Cottbus KG, Dusseldorf
1656   TACET Grundstucks-Vermietungsgesellschaft mbH & Co.
          Objekt Hameln KG, Dusseldorf
1657   TACET Grundstucks-Vermietungsgesellschaft mbH & Co.
          Objekt Nordsternpark KG, Dusseldorf
1658   TACET Grundstucks-Vermietungsgesellschaft mbH & Co.
          Objekt Osnabruck KG, Dusseldorf
1659   TACET Grundstucks-Vermietungsgesellschaft mbH & Co.
          Objekt Ulm KG, Dusseldorf
1660   TACET Grundstucks-Vermietungsgesellschaft mbH & Co.
          Objekt Wendelstein KG, Dusseldorf
1661   The CIG Trust, St. Helier
1662   The Fourth Share Holdings Company Limited, Georgetown
1663   Titurel Investments Limited, Georgetown
1664   Tsubasa Angel Fund Y.K., Tokio
1665   UDS Capital Y.K., Tokio
1666   United Global CDO 2 Ltd, Georgetown
1667   VCG Venture Capital Fonds III Verwaltungs GmbH, Munchen
1668   VCG Venture Capital Gesellschaft mbH, Munchen
1669   WohnBauEntwicklungsgesellschaft Munchen-Haidhausen mbH & Co. KG, Eschborn
1670   WohnBauEntwicklungsgesellschaft Munchen-Haidhausen Verwaltungs-mbH,
          Eschborn
1671   Xavex SICAV, Luxemburg
1672   Y.K. Agura Partners, Tokio
1673   ZAO Plamia-Invest, Moskau
1674   Deutsche Balanced Security Fund
1675   Deutsche Balanced Security Fund 2
1676   Multi Assets Garant II
1677   DWS Alpha Fonds
1678   DWS Beta Fonds
1679   DWS Delta Fonds
1680   Sunflower Fund
1681   DB Prevision 15, FP

       SPECIAL FUNDS
1682   BAG
1683   BAG 2
1684   BSP 1
1685   DB 100 Benchmark Fund (Euro)
1686   Ivy Kroner Unit Trust I
1687   Korea Top Investment Trust
1688   Xavex-Cherokee CTA Fund
1689   Xavex-Market Neutral 2 Fund
1690   Xavex-Market Neutral 3 Fund
1691   db X-Calibur
1692   db X-tracker
1693   dbX-3C Absolute Return Fund
1694   dbX-CTA 1 Fund
1695   dbX-CTA 2 Fund
1696   dbX-CTA 3 Fund
1697   dbX-CTA 5 Fund
1698   dbX-Capital Structure Arbitrage 1 Fund
1699   dbX-Convertible Arbitrage 1 Fund
1700   dbX-Convertible Arbitrage 10 Fund
1701   dbX-Convertible Arbitrage 2 Fund
1702   dbX-Convertible Arbitrage 4 Fund
1703   dbX-Convertible Arbitrage 5 Fund
1704   dbX-Convertible Arbitrage 6 Fund
1705   dbX-Convertible Arbitrage 7 Fund
1706   dbX-Convertible Arbitrage 8 Fund
1707   dbX-Convertible Arbitrage 9 Fund
1708   dbX-Currency 2 Fund
1709   dbX-European Long/Short Equity 1 Fund
1710   dbX-European Long/Short Equity 2 Fund
1711   dbX-European Long/Short Equity 4 Fund
1712   dbX-High Yield 1 Fund
1713   dbX-International Long/Short Equity 1 Fund
1714   dbX-Japan Long/Short Equity 1 Fund
1715   dbX-Japan Long/Short Equity 2 Fund
1716   dbX-Japan Long/Short Equity 3 Fund
1717   dbX-Market Neutral 1 Fund
1718   dbX-Market Neutral 6 Fund
1719   dbX-Risk Arbitrage 1 Fund

1720   dbX-Risk Arbitrage 3 Fund
1721   dbX-Risk Arbitrage 4 Fund
1722   dbX-Risk Arbitrage 5 Fund 1723 dbX-US Long/Short Equity 2 Fund
1724   dbX-US Long/Short Equity 5 Fund
1725   dbX-WarrenWicklund